UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.    )

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☐ Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

PEREGRINE PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August [_], 2016

Dear Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders on Thursday, October 13, 2016, at 10:00 a.m. Pacific Daylight Time at the Avenue of the Arts Hotel, 3350 Avenue of the Arts, Costa Mesa, California.

This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business to be transacted at the Annual Meeting and provides other information about Peregrine that you should know when you vote your shares. In addition to the formal business to be transacted, management will make a presentation on developments during the past year and will respond to stockholder questions.

Your vote is very important and we hope you will vote as soon as possible. There are three ways to vote by proxy—by Internet, by telephone, or by mailing the proxy card. Voting instructions for each of these methods are on the proxy card.

Thank you for your continued support and interest in Peregrine. We look forward to seeing you on Thursday, October 13, 2016 at our Annual Meeting.

Very truly yours,

Steven W. King
President, Chief Executive Officer and Director

14282 Franklin Avenue ● Tustin, California 92780 ● (714) 508-6000 ● www.peregrineinc.com

14282 Franklin Avenue ● Tustin, California 92780

Notice of Annual Meeting of Stockholders

To Be Held on October 13, 2016

TO THE STOCKHOLDERS OF PEREGRINE PHARMACEUTICALS, INC.:

Notice is hereby given that the Annual Meeting of the Stockholders of Peregrine Pharmaceuticals, Inc., a Delaware corporation, will be held on October 13, 2016 at 10:00 a.m. Pacific Daylight Time, at the Avenue of the Arts Hotel, 3350 Avenue of the Arts, Costa Mesa, California 92626, for the following purposes:

1.	To elect four directors to our Board of Directors to serve until the next annual meeting and until their successors are elected and qualified;
2.	To ratify the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2017;
3.	To approve an amendment to our certificate of incorporation, as amended, to effect a reverse stock split of the issued and outstanding shares of our common stock at a ratio to be established by our Board of Directors in its discretion, of up to 1-for-7, subject to the Board of Directors’ discretion to abandon such amendment;
4.	To approve an amendment to our 2010 Employee Stock Purchase Plan;
5.	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in our Proxy Statement for the 2016 Annual Meeting of Stockholders; and
6.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on August 19, 2016 are entitled to notice of, and to vote at, this Annual Meeting and any adjournment or postponement thereof. The Board of Directors recommends that you vote FOR each of the proposals identified above.

By Order of the Board of Directors,

________________________________
Mark R. Ziebell, Vice President,
General Counsel and Corporate Secretary

Tustin, California

August [_], 2016

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders To Be Held on October 13, 2016

The Proxy Statement and the 2016 Annual Report to Stockholders and the means to vote by Internet are available at www.proxyvote.com.

IMPORTANT: You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote as soon as possible by using the Internet or telephone or for those receiving paper copies of these proxy materials by completing, signing, dating and mailing your proxy card in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if the record holder of your shares is a broker, bank or other nominee, and you wish to vote at the meeting, you must obtain a valid proxy issued in your name from that record holder.

Registration will begin at 9:30 a.m. Pacific Daylight Time. Each stockholder will need to bring the Admission Ticket included with your proxy card, voting instruction card or Notice Regarding the Availability of Proxy Materials for admission to the Annual Meeting.

This Notice of Annual Meeting of Stockholders, Proxy Statement and accompanying proxy card are being distributed on or about [                ], 2016

Proxy Statement

General Information

Your vote is very important. For this reason, the Board of Directors of Peregrine Pharmaceuticals, Inc., a Delaware corporation (referred to as “we,” “us,” “our,” “Company,” or “Peregrine”), is soliciting your proxy to vote your shares of common stock at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”), or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting.

Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

Why am I receiving these materials?

Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. This Proxy Statement is being provided to all stockholders of record as of the close of business on August 19, 2016 in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting to be held on October 13, 2016. We intend to commence mailing this Proxy Statement and accompanying proxy card on or about [_______________], 2016 to all stockholders entitled to vote at the Annual Meeting.

What are the Board of Directors’ voting recommendations?

For the reasons set forth in more detail later in the Proxy Statement, our Board of Directors recommends that you vote for the proposals as follows:

•	the election of our four directors;
•	the ratification of the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2017;
•	the approval of the amendment to our certificate of incorporation, as amended, to effect a reverse stock split of the issued and outstanding shares of our common stock at a ratio to be established by our Board of Directors in its discretion, of up to 1-for-7, subject to the Board of Directors’ discretion to abandon such amendment;
•	the approval of an amendment to our 2010 Employee Stock Purchase Plan; and
•	the approval, on an advisory basis, of the compensation of our named executive officers.

Please note that if you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted in accordance with the Board of Directors’ recommendations stated above.

Why did I receive a Notice Regarding the Availability of Proxy Materials instead of printed proxy materials?

As permitted by rules adopted by the Securities and Exchange Commission (“SEC”), we are furnishing our Proxy Statement, 2016 Annual Report to Stockholders and proxy card over the Internet to most of our stockholders. Accordingly, on or about [____________], 2016, we will send a Notice Regarding the Availability of Proxy Materials (the “Internet Notice”) to most stockholders of record and beneficial owners. These stockholders have the ability to access the proxy materials on a website referred to in the Internet Notice or request to receive a printed set of the proxy materials by calling the toll-free number found in the Internet Notice. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the cost and environmental impact of the Annual Meeting.

How can I get electronic access to the proxy materials?

The Internet Notice provides you with instructions regarding how to: (1) view our proxy materials for the Annual Meeting on the Internet; (2) vote your shares after you have viewed our proxy materials; (3) request a printed copy of the proxy materials; and (4) instruct us to send our future proxy materials to you.

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Who is eligible to vote?

Common stockholders of Peregrine, as recorded in our stock register at the close of business on August 19, 2016, can vote at the Annual Meeting. Each share of Peregrine’s common stock is entitled to one vote. As of August 19, 2016, there were [                  ] shares of our common stock outstanding and entitled to vote.

How do I vote?

Voting by Internet. To vote by Internet, go to www.proxyvote.com. Internet voting is available 24 hours a day, 7 days a week, although your vote by Internet must be received by 11:59 p.m. Eastern Time on October 12, 2016. You will need the control number found either on the Internet Notice or on the proxy card if you are receiving a printed copy of these materials. If you vote by Internet, please do not return your proxy card or voting instruction card. If you hold your shares in “street name”, as explained below, please refer to the Internet Notice or voting instruction card provided to you by your broker, bank or other nominee for Internet voting instructions.

Voting by Telephone. To vote by telephone, call 1-800-690-6903 and follow the instructions. Telephone voting is available 24 hours a day, 7 days a week, although your vote by telephone must be received by 11:59 p.m. Eastern Time on October 12, 2016. You will need the control number found either on the Internet Notice or on the proxy card if you are receiving a printed copy of these materials. If you vote by telephone, please do not return your proxy card or voting instruction card. If you hold your shares in “street name”, as explained below, please refer to the Internet Notice or voting instruction card provided to you by your broker, bank or other nominee for telephone voting instructions.

Voting by Mail. By completing, signing and returning the proxy card in the prepaid and addressed envelope enclosed with the proxy materials delivered by mail, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are unable to attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please complete, sign and return all proxy cards to ensure that all your shares are voted. If you return your signed proxy card but do not indicate your voting preferences, the persons named on the proxy card will vote the shares represented by that proxy as recommended by our Board of Directors.

In addition, you may also vote in person at the Annual Meeting. We recommend you vote by proxy even if you plan to attend the Annual Meeting. You can always change your vote at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, dealer or other nominee, then you are the beneficial owner of shares held in “street name”. If your shares are held in street name and you wish to vote in person at the Annual Meeting, you must obtain a valid proxy issued in your name from such “street name” holder.

How can I attend the Annual Meeting?

Registration will begin at 9:30 a.m. Pacific Daylight Time on the date of the Annual Meeting. Each stockholder will need to bring the Admission Ticket included with your proxy card, your voting instruction card or Internet Notice to attend the Annual Meeting.

Who pays the cost of proxy solicitation?

Our Board of Directors is soliciting the enclosed proxy. We will make proxy solicitations by electronic or regular mail and we will bear the costs of this solicitation. We will request that banks, brokerage houses, nominees and other fiduciaries nominally holding shares of our common stock forward the proxy soliciting materials to the beneficial owners of such common stock and obtain authorization for the execution of proxies. We will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners. In the event we decide to hire a service to solicit proxies, we would expect such service to cost less than $10,000, plus reasonable and approved out-of-pocket expenses.

What is a proxy?

Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for all, some or none of our director candidates. You may also vote for or against the other proposals or abstain from voting.

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How do I vote if I am a stockholder of record?

If you are a stockholder of record, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the Board of Directors in the Proxy Statement prior to marking your vote.

If your proxy card is signed and returned without specifying a vote or an abstention on a proposal, it will be voted according to the recommendation of the Board of Directors on that proposal. The recommendation of the Board of Directors is shown for each proposal on the proxy card.

How do I vote if I am a beneficial owner?

If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you have the right to direct your broker, bank or other nominee on how to vote the shares. You should complete a Voting Instruction Card which your broker, bank or nominee is obligated to provide you. If you wish to vote in person at the Annual Meeting, you must first obtain from the record holder a valid proxy issued in your name.

Brokerage firms have the authority to vote shares on routine matters for which their customers do not provide voting instructions.

Can I revoke a proxy?

To revoke your proxy if you are a stockholder of record, you must (i) deliver written notice of revocation to our Corporate Secretary at our principal executive offices, 14282 Franklin Avenue, Tustin, California 92780, before the Annual Meeting, (ii) deliver a validly executed proxy with a later date that we receive prior to the Annual Meeting, or (iii) attend the Annual Meeting and vote your shares in person. You may revoke your proxy at any time before your shares are voted. Attendance at the Annual Meeting will not, by itself, revoke a valid proxy. If you hold shares through a “street name” holder, you must contact that “street name” holder to revoke any prior voting instructions. You may also revoke any prior voting instructions by voting in person at the Annual Meeting if you obtain a valid proxy as described in the paragraph under the heading “How do I vote if I am a beneficial owner?” above.

What are “broker non-votes”?

Broker non-votes occur when nominees, such as “street name” holders do not receive voting instructions from the beneficial owners at least ten days before the Annual Meeting. If that happens, the street name holder may vote those shares only on “routine” matters, such as the ratification of auditors. Street name holders cannot vote on non-routine matters unless they receive voting instructions from beneficial owners, resulting in so-called “broker non-votes.” The effect of “broker non-votes” on each of the proposals that will be considered at the Annual Meeting is described below.

We believe that Proposal No. 2 for the ratification of our independent registered public accounting firm and Proposal No. 3 to amend our certificate of incorporation, as amended, are considered “routine” matters, and hence we do not expect that there will be a significant number of “broker non-votes” on such proposals.

Proposal No. 1 to elect directors, Proposal No. 4 to amend our 2010 Employee Stock Purchase Plan, and Proposal No. 5 to approve, on an advisory basis, the compensation of the named executive officers, are considered non-routine and the street name holder may not vote your shares on these proposals if it does not receive instructions from you. If you do not provide voting instructions on these three proposals, a broker non-vote will occur.

What is a quorum?

In order to carry on the business of the Annual Meeting, a quorum must be present. This means that at least a majority of the outstanding shares entitled to vote on the record date must be present at the Annual Meeting, either by proxy or in person. Abstentions and broker non-votes are counted as present at the Annual Meeting for purposes of determining whether we have a quorum.

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What are the voting requirements to elect the directors and to approve each of the proposals described in this Proxy Statement?

Proposal	Vote Required	Broker Discretionary Voting Allowed
No. 1—Election of Directors	Plurality of votes cast (the four directors receiving the most “For” votes shall be elected)	No
No. 2—Ratification of Ernst & Young LLP	Majority of the shares present, in person or represented by proxy, and entitled to vote	Yes
No. 3—Approval of an amendment to our certificate of incorporation, as amended, to effect a reverse stock split of the issued and outstanding shares of our common stock, at a ratio to be established by our Board of Directors in its discretion, of up to 1-for-7, subject to the Board of Directors’ discretion to abandon such amendment	Majority of the outstanding shares entitled to vote	Yes
No. 4—Approval of an amendment to our 2010 Employee Stock Purchase Plan	Majority of the shares present, in person or represented by proxy, and entitled to vote	No
No. 5—Advisory approval of executive compensation (non-binding)	Majority of the shares present, in person or represented by proxy, and entitled to vote	No

Proposal No. 1—Election of Directors. Directors are elected by a plurality of the votes of the shares of common stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions and “broker non-votes” will not be counted in determining which nominees received the largest number of votes cast.

Proposal No. 2—Ratification of Ernst & Young LLP. A majority of the shares present, in person or represented by proxy, and entitled to vote must be voted “for” the ratification of Ernst & Young LLP as our independent registered public accounting firm to approve Proposal No. 2. Abstention shares are considered votes present and entitled to vote and, as such, will have the same effect as a vote “against” Proposal No. 2. Broker non-votes will have no effect on the vote to approve Proposal No. 2.

Proposal No. 3—Approval of an amendment to our certificate of incorporation, as amended, to effect a reverse stock split of the issued and outstanding shares of our common stock at a ratio to be established by our Board of Directors in its discretion, of up to 1-for-7, subject to the Board of Directors’ discretion to abandon such amendment. A majority of the outstanding shares of common stock entitled to vote must be voted “for” the amendment to our certificate of incorporation, as amended, to approve Proposal No. 3. Abstentions and broker non-votes are both counted as votes “against” Proposal No. 3.

Proposal No. 4—Approval of an amendment to our 2010 Employee Stock Purchase Plan. A majority of the shares present, in person or represented by proxy, and entitled to vote must be voted “for” the approval of an amendment to our 2010 Employee Stock Purchase Plan to approve Proposal No. 4. Abstention shares are considered votes present and entitled to vote and, as such, will have the same effect as a vote “against” Proposal No. 4. Broker non-votes will have no effect on the vote to approve Proposal No. 4.

Proposal No. 5—Advisory vote on fiscal year 2016 executive compensation. A majority of the shares present, in person or represented by proxy, and entitled to vote must be voted “for” the approval, on an advisory basis, of the compensation of our Named Executive Officer to approve Proposal No. 5. Abstention shares are considered votes present and entitled to vote and, as such, will have the same effect as a vote “against” Proposal No. 5. Broker non-votes will have no effect on the vote to approve Proposal No. 5.

How are the votes counted?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions. Any information that identifies a stockholder or the particular vote of a stockholder is kept confidential.

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What is “Householding” of Annual Meeting materials?

Some “street name” holders may be “householding” our proxy statements and annual reports. This means that only a single copy of our Proxy Statement and Annual Report to stockholders may have been sent to two or more stockholders sharing the same address. We will promptly deliver a separate copy of either document to you if you call or write us at our principal executive offices, 14282 Franklin Avenue, Tustin, California, 92780, Attn: Investor Relations, telephone: (800) 987-8256. If you would like to receive separate copies of the Proxy Statement or Annual Report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, please notify your bank, broker, or other nominee if your shares are held in “street name”, or you may contact us at the above address and telephone number.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Proposal No. 1:

Election of Directors

The Board of Directors has nominated Mr. Carlton M. Johnson, Jr., Mr. Steven W. King, Mr. David H. Pohl, and Mr. Eric S. Swartz for election at the Annual Meeting for a term of one (1) year to serve as a member of the Board of Directors until the 2017 Annual Meeting, and until their respective successors are duly elected and qualified. There are four nominees for the four currently authorized seats on our Board of Directors. Unless authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting FOR the election of the nominees presented below.

Under Delaware law, the four nominees receiving the highest number of votes will be elected as directors at the Annual Meeting. As a result, proxies voted to “Withhold Authority” and broker non-votes will have no effect on the proposal.

Each person nominated for election is currently serving as a director of Peregrine and each nominee has consented to serve as a director for the ensuing year. If any nominee becomes unavailable to serve for any reason before the election, then the enclosed proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will become unavailable to serve.

Information with respect to the number of shares of common stock beneficially owned by each director as of August 12, 2016 appears under the heading “Security Ownership of Certain Beneficial Owners, Directors and Management.” The name, age, year commenced service on our Board of Directors, and principal occupation and business experience of each director nominee is set forth below.

DIRECTOR BIOGRAPHY

Name and Age	Principal Occupation and Business Experience	Director Since
Carlton M. Johnson, Jr. (age 56)

Mr. Johnson has served as a member of the Board of Directors since November 1999 and was appointed Chairman of the Board on October 22, 2010. Mr. Johnson has been self-employed since March 2013. Prior to that, he served as in-house legal counsel for Roswell Capital affiliated entities since June 1996. Mr. Johnson has been admitted to the practice of law in Alabama since 1986, Florida since 1988 and Georgia since 1997. He has been a shareholder in the Pensacola, Florida AV- rated law firm of Smith, Sauer, DeMaria, Johnson and was President-Elect of the 500 member Escambia-Santa Rosa Bar Association. He also served on the Florida Bar Young Lawyers Division Board of Governors. Mr. Johnson earned a degree in History/Political Science at Auburn University and Juris Doctor at Samford University - Cumberland School of Law. Mr. Johnson also serves on the board of Patriot Scientific Corporation, and formerly served on the boards of CryoPort, Inc. (ceased in May 2012), and Ecotality, Inc. (ceased in March 2012). The Board of Directors concluded that Mr. Johnson should serve as a director in light of the extensive public company finance experience that he has obtained through serving on our board and audit committee and the boards and audit committees of Patriot Scientific Corporation, CryoPort, Inc. and Ecotality, Inc., which represents over an aggregate of 36 years of combined public company board experience.

1999

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Name and Age	Principal Occupation and Business Experience	Director Since
Steven W. King (age 52)

Mr. King has served as our President and Chief Executive Officer since March 2003 and as a member of the Board of Directors since October 2003. From August 2002 to March 2003, Mr. King served as Chief Operating Officer and from February 2000 to August 2002 served as Vice President of Technology and Product Development. Mr. King joined Peregrine in 1997 as Director of Research and Development. Additionally, Mr. King was responsible for launching our wholly-owned biomanufacturing subsidiary, Avid Bioservices, Inc., in 2002, for which he serves as President. Mr. King was previously employed at Vascular Targeting Technologies, Inc., which was acquired by Peregrine in 1997. Mr. King previously worked at the University of Texas Southwestern Medical Center with Dr. Philip Thorpe, the inventor of our Phosphatidylserine (PS)-targeting antibody and VTA technology platforms and is co-inventor on over 40 U.S. and foreign patents and patent applications in the Vascular Targeting Agent field. Mr. King received his Bachelor’s and Master’s degrees from Texas Tech University in Cell and Molecular Biology. The Board of Directors concluded that Mr. King should serve as a director in light of his extensive scientific understanding of our technologies in development and expertise in developing and manufacturing biologics, combined with the perspective and experience he brings as our President and Chief Executive Officer from his extensive history with Peregrine.

		2003

David H. Pohl (age 79)

Mr. Pohl has served as a member of the Board of Directors since October 2004. He is currently Chairman of the Board of Wellness.com, Inc., a privately held Internet-based health and wellness enterprise and serves on the Advisory Board of Max Sound Corporation, a public company and innovators of MAX-D HD Audio as well as licensor of other disruptive technologies. He was previously a member of the Board of Directors of Patriot Scientific Corporation from 2001 through 2008, and served as Chairman of the Board and CEO of that publicly traded company from 2005 through 2007. Since 2009, Mr. Pohl has been Of Counsel with the law firm of Herold & Sager in Encinitas, California. Mr. Pohl was in the private practice of law, counseling business clients from 1997 to 2005, and serving as Special Counsel to the Ohio Attorney General for entrepreneurial investments by state employee pension funds from 1995 to 1996. Previously, he was a Senior Attorney with Jones Day Reavis & Pogue, a large U.S. law firm, and held positions as a Senior Officer and General Counsel in large financial services corporations with over $1 billion in assets under management. In addition, Mr. Pohl is a member of the Corporate Directors Forum of San Diego, the Intellectual Property Law and Business Law Sections of the State Bar of California, has served as a member of the Board of Governors of the Corporate Counsel Section of the Ohio State Bar Association, and is an Emeritus member of the Board of Directors of the American Financial Services Association, Washington, D.C. Mr. Pohl earned a Juris Doctor degree from The Ohio State University College of Law, and also holds a B.S. in Administrative Sciences from The Ohio State University. The Board of Directors concluded that Mr. Pohl should serve as a director in light of his extensive corporate governance experience.

		2004

Eric S. Swartz (age 60)	Mr. Swartz has served as a member of the Board of Directors since 1999. With 33 years of experience in the securities business, Mr. Swartz is the co-founder and Manager of Roswell Capital Partners, LLC since 2004 and was the founder and former President of Equiplace Securities, LLC and Swartz Investments, LLC. From 1988 to 1993, Mr. Swartz was a Vice President at Bear Stearns & Co. where he specialized in foreign institutional equity investments in U.S. securities. Previously, Mr. Swartz was a Vice President with Oppenheimer & Co., where he was involved in overseas placements of equity and debt for institutions in Germany, Austria, Switzerland, France, Australia, and New Zealand. The Board of Directors concluded that Mr. Swartz should serve as a director in light of the extensive experience in corporate finance, including equity and debt placements, that he has obtained through his 33 years of experience in that industry.	1999

Recommendation

The Board of Directors UNANIMOUSLY RECOMMENDS that stockholders VOTE FOR each DIRECTOR nominee named in proposal no. 1.

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Corporate Governance

Our Board of Directors strongly believes in good corporate governance policies and practices. We expect to continue to seek and implement those corporate governance practices that we believe will promote a high level of performance from our Board of Directors, officers and employees. This section describes key corporate governance guidelines and practices that our Board of Directors has adopted. Copies of the following corporate governance documents are posted on our website at www.peregrineinc.com: (1) Code of Business Conduct and Ethics, (2)  Amended and Restated Charter of the Compensation Committee of the Board of Directors, (3) Charter of the Audit Committee of the Board of Directors, and (4)  Charter of the Nominating Committee of the Board of Directors. If you would like a printed copy of any of these corporate governance documents, please send your request to Peregrine Pharmaceuticals, Inc., Attention: Corporate Secretary, 14282 Franklin Avenue, Tustin, California 92780.

Board of Directors

Our business is managed under the direction of our Board of Directors pursuant to the Delaware General Corporation Law and our Amended and Restated Bylaws (“Bylaws”). Our Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance. Among the primary responsibilities of our Board of Directors is the oversight of the management of our Company. Our directors remain informed of our business and management activities by reviewing documents provided to them before each meeting of the Board of Directors and by attending presentations made by our chief executive officer and other members of management. The Board of Directors held six (6) formal meetings during the fiscal year ended April 30, 2016. Each incumbent director attended at least seventy-five percent (75%) of the meetings of the Board and of the committees on which he served during the fiscal year ended April 30, 2016. In addition, members of the Board of Directors have access to our books, records and reports and independent auditors and advisors. Members of our management frequently interact with and are at all times available to our directors.

Director Independence

Under NASDAQ Listing Rule 5605(a)(2), a director will not be considered an “independent director” if, such director at any time during the past three years was an employee of the Company, or if a director (or a director’s family member) accepted compensation from the Company (other than compensation for board or committee service) in excess of $120,000 during any twelve consecutive month period within the three years preceding the determination of independence. In addition, a director will not qualify as an “independent director” if, in the opinion of our Board of Directors, that person has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that each of the current directors, as well as those standing for re-election, are independent directors as defined by the NASDAQ Listing Rules governing the independence of directors, except for Steven W. King, our President and Chief Executive Officer.

Our Audit, Compensation and Nominating Committees are composed entirely of independent directors as required by applicable SEC and NASDAQ rules, including Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, there are no family relationships among any of the directors or executive officers of the Company. Further, each member of our Compensation Committee is a “non-employee director” under Section 16 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Meetings of Independent Directors

The independent members of our Board of Directors have a practice of meeting in executive sessions without the presence of any members of Peregrine’s management. The independent members of the Board of Directors are scheduled to meet each time the Board of Directors holds its regularly scheduled meetings and otherwise as needed.

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Committees of Our Board of Directors

The Board of Directors has three standing committees: the Compensation Committee, the Audit Committee, and the Nominating Committee. Each of the three committees maintains a written charter approved by the Board of Directors. Current copies of all of our committees’ charters are available on our website at www.peregreineinc.com. The following is a summary of our three standing committees:

Compensation Committee. The primary purpose of the Compensation Committee of the Board of Directors is to: (i) establish the compensation policy of the Company; (ii) ensure that the compensation of the Board of Directors, Chief Executive Officer and other corporate officers of the Company enables it to attract and retain high-quality leadership and is consistent with such policy; (iii) review the performance and development of the Company’s Chief Executive Officer and other corporate officers in achieving Company goals and objectives and to ensure that senior executives of the Company are compensated effectively in a manner consistent with the strategy of the Company; and (iv) produce an annual report on executive compensation for inclusion in the Company’s proxy statements, in accordance with applicable rules and regulations. The Compensation Committee met six (6) times during the fiscal year ended April 30, 2016, each coinciding with the formal meetings of the Board of Directors. The Compensation Committee has the authority to determine director and executive compensation and may not delegate this authority. The Compensation Committee’s members are currently Messrs. Swartz (chairman of the committee), Johnson, and Pohl.

Audit Committee. The Audit Committee of the Board of Directors has the sole authority for the appointment, compensation and oversight of the work of the independent auditors, and responsibility for reviewing and discussing, prior to filing or issuance, with management and the independent auditors (when appropriate) the Company’s audited consolidated financial statements included in its Annual Report on Form 10-K. The Audit Committee carries out its responsibilities in accordance with the terms of its charter. The Audit Committee met six (6) times during the fiscal year ended April 30, 2016, each coinciding with the formal meetings of the Board of Directors. The Audit Committee of our Board of Directors has determined that Mr. Johnson is an “audit committee financial expert” as defined by the SEC. The Audit Committee meets the NASDAQ composition requirements, including the requirement that all Audit Committee members have the ability to read and understand financial statements. The current Audit Committee members are Messrs. Johnson (chairman of the committee), Pohl and Swartz.

Nominating Committee. The primary purposes of the Nominating Committee of the Board of Directors are to: (i) make recommendations to the Board of Directors regarding the size of the Board of Directors, (ii) make recommendations to the Board of Directors regarding criteria for the selection of director nominees, (iii) identify and recommend to the Board of Directors for selection as director nominees individuals qualified to become members of the Board of Directors, including stockholder recommendations, and (iv) recommend committee assignments to the Board of Directors. The qualities and skills sought in prospective members of the Board of Directors will be determined by the independent directors. Generally, director candidates must be qualified individuals who, if added to the Board of Directors, would provide the mix of director characteristics, experience, perspective and skills appropriate for the Company. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the committee in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of the Company’s industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to the Company. The Nominating Committee does not have a written policy with respect to Board of Directors diversity; however, the committee’s goal is to assemble a Board of Directors that brings to the Company a diversity of knowledge, skills and expertise derived from high quality business and professional experience. We believe a Board of Directors with these attributes leads to improved Company performance by encouraging new ideas and perspectives and expanding the knowledge base available to management. The Nominating Committee met two (2) times during the fiscal year ended April 30, 2016, each coinciding with formal meetings of the Board of Directors. The Nominating Committee’s members are Messrs. Pohl (chairman of the committee), Johnson, and Swartz.

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In accordance with our Bylaws, stockholders may nominate a candidate for election as director by complying with certain notice and other requirements set forth therein. For a stockholder to make any nomination for election to the Board of Directors at the 2017 Annual Meeting of Stockholders, the stockholder must provide notice to the Company, which notice must be delivered to, or mailed and received at, the Company’s principal executive offices not earlier than the close of business on June 15, 2017 and not later than the close of business on August 15, 2017. However, if the 2017 Annual Meeting of Stockholders is not held between September 13, 2017 and November 12, 2017, the notice must be delivered no earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the 2017 Annual Meeting of Stockholders or, if later, the 10th day following the day on which public disclosure of the date of the 2017 Annual Meeting of Stockholders is made. All such notices must be submitted in accordance with the specific procedural requirements in our Bylaws and must include certain information with regard to the person submitting the proposal. Further updates and supplements to such notice may be required at the times, and in the forms, required under our Bylaws. As set forth in our Bylaws, submissions must include (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of each class of capital stock of the Company which are owned of record and beneficially by such nominee, (iv) the date or dates on which such shares were acquired and the investment intent of such acquisition, (v) with respect to each nominee for election or re-election to the Board of Directors, include a completed and signed questionnaire, representation and agreement required by our Bylaws, and (vi) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected). Our Bylaws also specify further requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to make a nomination for director review a copy of our Bylaws, which is available, without charge, from our Corporate Secretary, at Peregrine Pharmaceuticals, Inc., 14282 Franklin Avenue, Tustin, California 92780.

If the Nominating Committee or the Board of Directors determines that any nomination made by a stockholder was not made in accordance with the proper procedures under our Bylaws, the rules and regulations promulgated under the SEC or other applicable laws or regulations, such nomination will be void. The Nominating Committee will evaluate candidates recommended by stockholders in the same manner as those recommended by others.

Board of Directors Leadership Structure

Our Board of Directors does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board of Directors or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board of Directors believes that it should have the flexibility to make these determinations in the way that it believes best provides appropriate leadership for the Company at a given time.  The Board of Directors believes that its current leadership structure, with Mr. King serving as President and Chief Executive Officer and Mr. Johnson, an independent director, serving as Chairman, is appropriate for the Company at this time because (i) both leaders are actively engaged on significant matters affecting the Company and (ii) the Chief Executive Officer has overall responsibility for all aspects of the Company’s operations, while the Chairman has a greater focus on governance of the Company, including oversight of the Board of Directors, and we believe this balance of shared leadership between the two positions is a strength for the Company.

Risk Oversight

The Board of Directors oversees an enterprise-wide approach to risk management that is designed to support the achievement of organizational objectives to improve long-term performance and enhance stockholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. In setting the Company’s business strategy, the Board of Directors assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for the Company.

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While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board of Directors also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives financial risk assessment reports from management. Risks related to the compensation programs are reviewed by the Compensation Committee. The Board of Directors is advised by these committees of significant risks and management’s response via periodic updates.

Communicating with the Board of Directors

Under our Code of Business Conduct and Ethics, we have established an Open Door Policy and Hotline For Reporting Employee Complaints or Accounting or Auditing Matters for the confidential, anonymous submission by our directors, officers and employees of concerns regarding violations or suspected violations of our Code of Business Conduct and Ethics, including matters relating to accounting and auditing matters. In addition, the Audit Committee has established procedures for the receipt, retention and treatment of communications received by us, our Board of Directors and the Audit Committee regarding accounting, internal controls or auditing matters. Written communications from our stockholders and employees may be sent to: Peregrine Pharmaceuticals, Inc., Attention: Audit Committee Chair, 14282 Franklin Avenue, Tustin, California 92780.

In addition, the Company’s annual meeting of stockholders provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of the Board of Directors on appropriate matters. In addition, stockholders may communicate in writing with any particular director, or the directors as a group, by sending such written communication to: Board of Directors, Attention: Corporate Secretary, Peregrine Pharmaceuticals, Inc., 14282 Franklin Avenue, Tustin, California 92780. Copies of written communications received at such address will be provided to the Board of Directors or the relevant director unless such communications are considered, in the reasonable judgment of the Secretary, to be inappropriate for submission to the intended recipient(s). Examples of stockholder communications that would be considered inappropriate for submission to the Board of Directors include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company’s business or communications that relate to improper or irrelevant topics.

Director Attendance at Annual Meetings of Stockholders

We have no policy requiring directors to attend annual meetings of stockholders, but directors are encouraged to attend our annual meetings at which they stand for re-election. Each of our four directors attended the 2015 Annual Meeting of Stockholders.

Director Compensation

Director Compensation Policy

Pursuant to our compensation program for non-employee directors, during the fiscal year ended April 30, 2016, each member of our Board of Directors who was not an employee or officer of the Company received an annual cash retainer, paid in monthly installments, of $180,000 per year. In addition, each non-employee director received a separate annual cash retainer related to their board membership and oversight of our wholly-owned subsidiary, Avid Bioservices, Inc. (“Avid”), paid in monthly installments, of $60,000 per year. Moreover, for their services as chairperson of their respective committees, the chairman of the Audit Committee, the chairman of the Compensation Committee, and the chairman of the Nominating Committee received an additional annual cash retainer, paid in monthly installments, of $90,000, $60,000, and $30,000 per year, respectively. Furthermore, each non-employee director received a cash fee of $2,000 per day for each Board of Directors meeting attended, whether in-person or telephonically, and is entitled to receive a cash fee of $2,000 for each additional Company meeting attended in excess of four hours in length. A member of the Board of Directors who is also our employee receives no additional compensation for serving as a director.

Pursuant to our compensation program for non-employee directors, each non-employee director participates in our routine annual broad-based stock option grant program. The grant to each non-employee director: (i) consists of a non-qualified stock option to purchase a number of shares of common stock as determined by the Compensation Committee; (ii) has an exercise price equal to the fair market value of our common stock on the date of grant; and (iii) typically vests in quarterly increments over a two-year period.

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In addition, the Company reimburses its non-employee directors for their out-of-pocket expenses incurred in connection with attending Board of Directors and committee meetings.

Director Compensation Table

The following table outlines the compensation paid to our non-employee directors, including annual base retainer fees, meeting attendance fees, and option awards for the fiscal year ended April 30, 2016:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Carlton M. Johnson, Jr.	350,000 (2)	198,038	548,038
David H. Pohl	290,000 (3)	198,038	488,038
Eric S. Swartz	320,000 (4)	198,038	518,038

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(1)	As to each individual, represents the grant date fair value of the option award granted in the fiscal year ended April 30, 2016 as computed in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of the option awards are set forth in Note 6 “Equity Compensation Plans” in our Annual Report on Form 10-K for the fiscal year ended April 30, 2016, as filed with the SEC on July 14, 2016. In addition, these amounts do not correspond to the actual value that may be recognized by the non-employee director. As of April 30, 2016, each non-employee director held unexercised option awards covering 1,719,500 shares of common stock.
(2)	Includes annual base retainers of $240,000 (including Avid annual base retainer), the annual Audit Committee chair fee of $90,000 and meeting fees of $20,000.
(3)	Includes annual base retainers of $240,000 (including Avid annual base retainer), the annual Nominating Committee chair fee of $30,000 and meeting fees of $20,000.
(4)	Includes annual base retainers of $240,000 (including Avid annual base retainer), the annual Compensation Committee chair fee of $60,000 and meeting fees of $20,000.

Proposal No. 2:
Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee, in consultation with management, has approved the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2017, subject to ratification by our stockholders. Ernst & Young LLP has served in this capacity for each of the sixteen years ended April 30, 2016. During the sixteen fiscal years ended April 30, 2016, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent auditors is not required by the Bylaws or otherwise. However, the Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the selection of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT Stockholders VOTE FOR PROPOSAL No. 2 TO RATIFY THE selection OF Ernst & Young LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR the FISCAL YEAR ENDING APRIL 30, 2017.

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Independent Registered Public Accounting Firm Fees

The following summarizes aggregate fees billed to the Company for the fiscal years ended April 30, 2016 and 2015 by Ernst & Young LLP, our independent registered public accounting firm:

	2016	2015
Audit fees (1)	$496,000	$535,000
Audit-related fees (2)	–	–
Tax fees (3)	–	–
All other fees (4)	2,000	2,000
Total fees	$498,000	$537,000

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(1)	Audit fees pertain to the audit of our annual consolidated financial statements for the fiscal years ended April 30, 2016 and 2015, including attestation services relating to the report on our internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, and timely reviews of our quarterly consolidated financial statements, consents, comfort letters, and review of documents filed with the SEC, including registration statements on Form S-3 and Form S-8.
(2)	This category consists of fees for assurance and related services reasonably related to the performance of the audit or review of financial statements and that are not reported under the Audit Fees category. We did not incur any fees in this category for the fiscal years ended April 30, 2016 and 2015.
(3)	This category consists of fees for professional services rendered for tax compliance and tax advice. We did not incur any fees in this category for the fiscal years ended April 30, 2016 and 2015.
(4)	All other fees are attributable to the Company’s subscription to an Ernst & Young LLP online service used for accounting research purposes for the fiscal years ended April 30, 2016 and 2015.

Pre-Approval Policy for Services Provided by our Independent Registered Public Accounting Firm

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm consistent with applicable SEC rules. From and after the effective date of the SEC rule requiring Audit Committee pre-approval of all audit and permissible non-audit services provided by an independent registered public accounting firm, the Audit Committee has pre-approved all audit and permissible non-audit services provided by Ernst & Young LLP.

Ernst & Young LLP did not perform any professional services with respect to information systems design and implementation for the years ended April 30, 2016 and 2015. The Audit Committee has considered whether the services provided by Ernst & Young LLP are compatible with maintaining that firm’s independence.

Report of the Audit Committee of the Board of Directors

The Audit Committee reviews the Company’s financial matters and oversees the financial reporting process on behalf of our Board of Directors. The Audit Committee operates pursuant to a written Audit Committee Charter. In accordance with the Audit Committee Charter, we must meet the independence requirements and other criteria set by the NASDAQ Listing Rules and SEC rules as currently in effect. As part of our oversight of our Company’s financial statements, our Chairman of the Audit Committee reviews and discusses with both management and Ernst & Young LLP all annual and quarterly financial statements prior to their issuance. Our responsibilities include selecting, in consultation with management, an accounting firm to be hired as the Company’s independent registered public accounting firm. We are also responsible for recommending to the Board of Directors that the Company’s financial statements be included in its Annual Report. We have taken the following steps in making our recommendation that the Company’s financial statements be included in its Annual Report:

1.	Reviewed and discussed with both management and Ernst & Young LLP, the Company’s independent registered public accounting firm, for the fiscal year ended April 30, 2016, all annual and quarterly financial statements prior to their issuance.
2.	Discussed with Ernst & Young LLP those matters required to be discussed by Statement on Auditing Standards No. 16, Communications with Audit Committees, as amended, and as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.
3.	Discussed with Ernst & Young LLP its independence and received from Ernst & Young LLP the written disclosures required by the PCAOB Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence. This discussion and disclosure helped the Audit Committee in evaluating such independence.
4.	Reviewed and discussed with the Company’s management and Ernst & Young LLP, the Company’s audited consolidated balance sheet at April 30, 2016, and consolidated statements of operations and comprehensive loss, cash flows and stockholders’ equity for the fiscal year ended April 30, 2016.

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Based on the reviews and discussions explained above, the Audit Committee recommended to the Board of Directors that the Company’s financial statements be included in its Annual Report on Form 10-K for the fiscal year ended April 30, 2016.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

The Audit Committee of the Board of Directors

Carlton M. Johnson Jr. (Chairman)

David H. Pohl

Eric S. Swartz

Proposal No. 3:
Approval Of Amendment To Our Certificate Of Incorporation, as Amended, To Effect A Reverse Stock Split at a Ratio to be Established by Our Board of Directors in its Discretion, of Up to 1-for-7, Subject to the Board of directors’ discretion to abandon such amendment

Introduction

Our Board of Directors has unanimously authorized and approved, and is submitting for stockholder approval, a proposal to amend our certificate of incorporation, as amended, to effect a reverse stock split of our issued and outstanding common stock at a ratio to be established by our Board of Directors in its discretion, of up to 1-for-7 (the “Reverse Split”), and to grant the Board of Directors discretionary authority, until our 2017 annual meeting of stockholders, to determine whether or not to effect the Reverse Split and the exact whole number ratio within the range at which to effect the Reverse Split. In setting the ratio for the Reverse Split, the intention of our Board of Directors would be to increase the trading price of our common stock sufficiently above the $1.00 minimum bid price that is required for continued listing on The NASDAQ Capital Market in order to reduce the risk that our common stock is delisted from The NASDAQ Capital Market and to sustain long term compliance with the listing rules of The NASDAQ Stock Market LLC (“NASDAQ”) The full text of the proposed amendment is attached hereto as Exhibit A (the “Amendment”).

If the Board of Directors implements the Reverse Split, the exact ratio for the Reverse Split will be fixed by the Board of Directors. We believe that this discretion is essential because it provides the Board of Directors with the maximum flexibility to react to changing market conditions and to therefore act in the best interests of our Company and our stockholders.

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our common stock. Except for minimal adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of common stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of common stock would not be affected by the Reverse Split.

Although the Reverse Split will not have any dilutive effect on our stockholders, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease. As a result, the additional authorized shares of common stock will be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without further action by our stockholders, except as required by applicable laws and regulations. We do not have any present plan or intention to issue the additional shares of authorized but unissued common stock that would become available as a result of the proposed Reverse Split.

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The Reverse Split is not intended as, and will not have the effect of, a “going private transaction” subject to Rule 13e-3 under the Exchange Act.

Reasons for the Reverse Split

The Board of Director’s primary objective in proposing the Reverse Split is to increase the per share trading price of our common stock on The NASDAQ Capital Market. The Board of Directors believes that by increasing the price per share of our common stock, the Company may meet and maintain compliance with the listing requirements of The NASDAQ Capital Market. The Board of Directors believes that the liquidity and marketability of our common stock will be adversely affected if it is not quoted on a national securities exchange, as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our common stock. The Board of Directors believes that current and prospective investors will view an investment in our common stock more favorably if our common stock remains quoted on The NASDAQ Capital Market.

The Board of Directors also believes that the Reverse Split and any resulting increase in the per share price of our common stock should also enhance the acceptability and marketability of our common stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our common stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses also frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our common stock.

If effected, we cannot assure you that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the trading price of our common stock will increase proportionately to reflect the ratio for the Reverse Split, that the trading price of our common stock will not decrease to its pre-Reverse Split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be able to maintain our listing on The NASDAQ Capital Market.

NASDAQ Requirements for Continued Listing on The NASDAQ Capital Market

Our common stock is currently traded on The NASDAQ Capital Market. On April 12, 2016 we received a letter from the staff of the Listing Qualifications Department (the “Staff”) of NASDAQ notifying us that, for the previous 30 consecutive business days, the bid price for our common stock had closed below the minimum $1.00 per share requirement for continued listing on The NASDAQ Capital Market under NASDAQ’s Listing Rule 5550(a)(2), which requires a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”). In accordance with NASDAQ Listing Rule 5810(c)(3)(A), if during the 180 calendar days following the date of the notification, or prior to October 10, 2016, the closing bid price of our common stock is at or above $1.00 for a minimum of 10 consecutive business days, but generally no more than 20 consecutive business days, the Staff will provide us with written confirmation of compliance. If we do not achieve compliance with the Minimum Bid Price Requirement by October 10, 2016, we may be eligible for an additional 180 calendar days compliance period if we meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The NASDAQ Capital Market, with the exception of the Minimum Bid Price Requirement, and provide written notice of our intention to cure the minimum bid price deficiency during the second compliance period, by effecting a reverse stock split, if necessary. However, if it appears to the Staff that we will not be able to cure the deficiency, or if we are otherwise not eligible, the Staff would notify us that our common stock would be subject to delisting. In the event of such notification, we may appeal the Staff’s determination to delist our common stock, but there can be no assurance the Staff would grant our request for continued listing. If our common stock were to be delisted, the liquidity of our common stock would be adversely affected and the trading price of our common stock could decrease.

The Board of Directors has considered the potential harm to the Company of a delisting from The NASDAQ Capital Market and believes it is in the best interests of the Company and our stockholders for the Company to regain compliance with the minimum bid price listing standard.

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Potential Disadvantages of a Reverse Stock Split

As noted above, the principal purpose of the Reverse Split would be to help increase the trading price per share of our common stock by a factor of up to seven. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time.  While we expect that the reduction in the number of outstanding shares of common stock will increase the trading price of our common stock, we cannot assure you that the Reverse Split will increase the trading price of our common stock by a multiple equal to the Reverse Split ratio to be determined by the Board of Directors, or result in any permanent increase in the trading price of our common stock, which is dependent upon many factors, including our business and financial performance, general market conditions, and prospects for future success. Should the trading price decline after the Reverse Split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Split. In some cases, the per share stock price of companies that have effected reverse stock splits has subsequently declined back to pre-reverse split levels. In addition, a reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share trading price does not increase proportionately as a result of the Reverse Split, then the value of the Company as measured by our stock capitalization will be reduced, perhaps significantly.

The number of shares held by each individual stockholder would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

Although the Board of Directors believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Split and the anticipated increase in the trading price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Effecting the Reverse Split; Board Discretion to Implement Reverse Split

If approved by stockholders at the Annual Meeting and our Board of Directors decide that it is in the best interests of the Company and our stockholders to effect the Reverse Split, the Board of Directors will establish an appropriate ratio for the Reverse Split based on several factors existing at such time and the Company will subsequently file the Amendment. Our Board of Directors will consider, among other factors, prevailing market conditions, the likely effect of the Reverse Split on the trading price of our common stock, and on our compliance with applicable NASDAQ listing requirements, and the marketability and liquidity of our common stock. The Board of Directors will determine the timing of the filing of the Amendment with the Secretary of State of the State of Delaware to effect the Reverse Split. If, for any reason, the Board of Directors deems it advisable, the Board of Directors, in its sole discretion, may abandon the Reverse at any time prior to the effectiveness of any filing of the Amendment, without further action by our stockholders.  The Reverse Split will be effective as of the date and time set forth in the Amendment (the “Effective Time”).

Upon the filing of the Amendment, without further action on the part of the Company or the stockholders, the outstanding shares of common stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of common stock calculated in accordance with the terms of the Amendment, based on a reverse split ratio not to exceed 1-for-7. In the event of a Reverse Split at a ratio of 1-for-7, for example, if a stockholder holds 7,000 shares of common stock as of the Effective Time, such stockholder would hold 1,000 shares of common stock following such Reverse Split.

Effect on Outstanding Shares, Options, and Certain Other Securities

If the Reverse Split is implemented, the number of shares of our common stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our common stock owned by each stockholder will remain unchanged except for any de minimis change resulting from the issuance of one whole share in exchange for any fractional shares that such stockholder would have received as a result of the Reverse Split.  The number of shares of common stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our common stock, and the exercise or conversion prices for these securities, will also be adjusted in accordance with their terms, as of the Effective Time. Additionally, the aggregate number of equity-based awards that remain available to be granted under our equity incentive plans and other benefit plans will be reduced proportionately to reflect the Reverse Split.

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Pursuant to the Amended and Restated Rights Agreement (the “Rights Agreement”), dated as of March 16, 2016 between the Company and Broadridge Corporate Issuer Solutions, Inc. (the “Rights Agent”), following the Reverse Split, the number of rights (“Rights”) associated with each share of our common stock issued and outstanding will be proportionately increased by the factor of the Reverse Split. For example, if the Reverse Split is effected at a ratio of 1-for-7, then each share of common stock, which currently has five (5) Rights due to our 1-for-5 reverse stock split on October 16, 2009, following the Reverse Split will have seven 35 Rights. In accordance with Section 12 of the Rights Agreement, this Proxy Statement will also serve as the certificate relating to an adjustment of Rights that is required to be filed with the Rights Agent and mailed to each stockholder.

The Reverse Split will not change the number of shares of our 10.5% Series E Convertible Preferred Stock (the “Series E Preferred Stock”) issued and outstanding; however, pursuant to the Certificate of Designations and Rights and Preferences of our Series E Preferred Stock, the general conversion right with respect to the Series E Preferred Stock of $3.00 per share, following the Reverse Split, will be proportionately increased by the factor of the ratio of the Reverse Split. For example, if the Board of Directors determines to effect the Reverse Split at a ratio of 1-for-7, then the initial per share conversion of our Series E Preferred Stock would increase to $21.00 per share.

The following table contains approximate information relating to our common stock, assuming the Reverse Split is effected at a ratio of 1-for-7 and based on share information as of the close of business on April 30, 2016:

Common Stock	Pre-Reverse Split	Post-Reverse Split(2)
Outstanding	236,930,485	33,847,213
Reserved for issuance under outstanding options and available for issuance under our stock incentive plans	39,561,165	5,561,595
Reserved for and available for issuance under our 2010 Employee Stock Purchase Plan	1,408,659	201,237
Reserved for issuance upon exercise of outstanding warrants	273,280	39,040
Reserved for issuance upon conversion of our outstanding Series E Preferred Stock(1)	45,745,760	6,535,109

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(1)	The Series E Preferred Stock is convertible into a number of shares of our common stock determined by dividing the liquidation preference of $25.00 per share by the conversion price, currently $3.00 per share (or $21.00 assuming a 1-for-7 Reverse Split ratio). If all outstanding Series E Preferred Stock were converted at the $3.00 per share conversion price (assuming no Reverse Split), the holders of Series E Preferred Stock would receive an aggregate of 13,145,333 shares of our common stock. If all outstanding Series E Preferred Stock were converted at the $21.00 per share conversion price (assuming a assuming a 1-for-7 Reverse Split ratio), the holders of Series E Preferred Stock would receive an aggregate of 1,877,905 shares of our common stock. However, we have reserved the maximum number of shares of our common stock that could be issued upon a change of control event assuming our shares of common stock are acquired for consideration of $0.855 per share or less (or $5.985 assuming a 1-for-7 Reverse Split ratio). In this scenario, each outstanding share of Series E Preferred Stock could be converted into 29 shares of our common stock (or approximately 4 shares of our common stock assuming a 1-for-7 Reverse Split ratio), representing the Share Cap.
(2)	Excludes the effect of the issuance of whole shares of common stock in lieu of any fractional shares to which any stockholders would otherwise be entitled as a result of the Reverse Split, in accordance with the procedures described below under “Treatment of Fractional Shares”.

No Effect on Par Value

If we file the Amendment and implement the proposed Reverse Split, the par value of our common stock will not be affected.

Effect on Registration and Stock Trading

Our common stock is currently registered under Section 12(b) of the Exchange Act and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our common stock under the Exchange Act.

If we implement the proposed Reverse Split, our common stock will continue to trade on The NASDAQ Capital Market under the symbol “PPHM”. However, our common stock would have a new CUSIP number, which is a number used to identify our common stock.

Mechanics of Reverse Split

If this Proposal No. 3 is approved by the stockholders at the Annual Meeting and our Board of Directors decides that it is in the best interests of the Company and our stockholders to effectuate the Reverse Split (i.e., we have not otherwise regained compliance with NASDAQ’s minimum bid requirement), our stockholders will be notified that the Reverse Split has been effected.  The mechanics of the Reverse Split will differ depending upon whether a stockholder holds its shares in brokerage accounts or “street name” or whether the shares are registered directly in a stockholder’s name and held in book-entry form or certificate form.

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•

Our stockholders who hold shares in “street name” through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures for processing the Reverse Split and stockholders holding shares in “street name” are encouraged to contact their nominees.

•	Our registered stockholders may hold some or all of their shares electronically in book-entry form under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders holding registered shares of our common stock in book-entry form need not take any action to receive post-Reverse Split shares as a transaction statement will automatically be sent to the stockholders address of record indicating the number of shares held.
•

Some of our registered stockholders hold all their shares in certificate form or a combination of certificate and book-entry form. Stockholders holding shares of common stock in certificate form will receive a transmittal letter from Broadrige Corporate Issuer Solutions, Inc. (the “Transfer Agent”) as soon as practicable after the Effective Date of the Reverse Split for use in transmitting the existing certificates representing shares of our common stock (the “Old Certificates”) to our Transfer Agent. The letter of transmittal will contain instructions for the surrender of the Old Certificates to our Transfer Agent in exchange for new certificates representing the appropriate number of whole shares of new common stock giving effect to the Reverse Split. No new stock certificates will be issued to any stockholder until such stockholder has surrendered all certificates, together with a properly completed and executed letter of transmittal, to our Transfer Agent. The stockholders will then receive, at their option, either a new certificate or certificates or book-entry shares representing the number of whole shares of common stock into which their pre-Reverse Split shares have been converted as a result of the Reverse Split. Until surrendered, the Company will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Split common stock to which the stockholders are entitled. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Treatment of Fractional Shares

No fractional shares of common stock would be issued as a result of the proposed Reverse Split. Instead, in the event the Reverse Split results in any stockholder being entitled to receive fractional shares that, when aggregated, equal less than a whole share of common stock, such fractional shares will be reclassified and converted from and after the Effective Time into one whole share of common stock in lieu of such fractional shares.

For example, if the Board of Directors determines to effect the Reverse Split at a ratio of 1-for-7, then a stockholder who holds fifty (50) shares on a pre-split basis would hold eight (8) whole shares on a post-split basis.

Accounting Consequences

The Reverse Split will not affect the common stock capital account on our balance sheet. However, because the par value of our common stock will remain unchanged as of the Effective Time, the components that comprise the common stock capital account will change by offsetting amounts. Specifically, on our balance sheet, the common stock value would be adjusted downward commensurate with the ratio of the Reverse Split, such that the common stock value would become an amount equal to the aggregate par value of the shares of post-Reverse Split common stock. The additional paid-in capital amount recorded on our balance sheet would be increased by an amount equal to the amount by which the common stock was decreased. Additionally, net loss per share would increase proportionately as a result of the Reverse Split since there would be fewer shares outstanding.

No Dissenter’s Rights

Under the Delaware General Corporation Law, stockholders will not be entitled to dissenter’s rights with respect to the proposed Amendment to effect the Reverse Split, and the Company does not intend to independently provide stockholders with any such right.

Federal Income Tax Consequences

The following is a summary of certain material United States federal income tax consequences of the Reverse Split that we anticipate would affect our stockholders. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. This summary is provided for your general information only and does not address all aspects of the possible federal income tax consequences of the Reverse Split and IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. In particular, this summary does not consider the federal income tax consequences to our stockholders in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws, and does not address any consequences of the Reverse Split under any state, local or foreign tax laws. Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax, or other tax consequences of the Reverse Split.

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ACCORDINGLY, YOU MUST CONSULT WITH YOUR TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE REVERSE SPLIT TO YOU, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

Additionally, there can be no assurance that the Internal Revenue Service (“IRS”) will not take a contrary position to the tax consequences described herein or that such position will be sustained by a court. In addition, U.S. tax laws are subject to change, possibly with retroactive effect, which may result in U.S. federal income tax considerations different from those summarized below. No ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the Reverse Split.

We believe that the reverse stock split should qualify as a “recapitalization” for U.S. federal income tax purposes. Accordingly, a stockholder should not recognize any gain or loss as a result of the Reverse Split. A stockholder’s aggregate tax basis in its post-Reverse Split shares of common stock to be received should be the same as the aggregate tax basis in the pre-Reverse Split shares of common stock to be exchanged therefor.  The holding period for the post-Reverse Split shares of common stock received should include the period during which such stockholder held the pre-Reverse Split shares of common stock surrendered therefor, provided all such common stock was held as a capital asset at the Effective Time. Stockholders should consult their tax advisors as to application of the foregoing rules where shares of our common stock were acquired at different times or at different prices.

The Company will not recognize any gain or loss for accounting or tax purposes as a result of the Reverse Split.

Our beliefs regarding the tax consequences of the Reverse Split are not binding upon the IRS, federal, state or local courts, and there can be no assurance that the IRS or the courts will concur with the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each stockholder, depending on where he or she resides.

Consequences if the Reverse Split is Not Approved

If this Proposal No. 3 is not approved, we may be unable to maintain the listing of our common stock on The NASDAQ Capital Market.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AS AMENDED, TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT, IN ITS DISCRETION OF UP TO 1-FOR-7, SUBJECT TO THE BOARD OF DIRECTORS’ DISCRETION TO ABANDON SUCH AMENDMENT.

Proposal No. 4:
Approval of an Amendment to our 2010 Employee Stock Purchase Plan

Introduction

We are asking our stockholders to approve an amendment to the Company’s 2010 Employee Stock Purchase Plan to increase the number of shares of our common stock subject to the 2010 Employee Stock Purchase Plan by 10,000,000 shares.

The Company’s 2010 Employee Stock Purchase Plan, which is referred to herein as the “ESPP”, was originally approved by the Board of Directors in August 2010 and the Company’s stockholders in October 2010. A total of up to 5,000,000 shares of our common stock were initially authorized for issuance under the ESPP. On April 22, 2016, subject to stockholder approval, the Board of Directors approved a proposal to amend the ESPP to increase the number of shares of our common stock subject to the ESPP by 10,000,000 shares (as so amended, the “Amended ESPP”) to up to 15,000,000 shares. (All share numbers in this section are before the proposed Reverse Split described in Proposal No. 3 above.)

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The purpose of the Amended ESPP is to provide a means by which employees of the Company may be given an opportunity to purchase shares of the our common stock through payroll deductions on a voluntary basis, to assist us in retaining the services of our employees, in recruiting new employees and to provide incentives for such persons, which align the interest of our participants with those of our stockholders.

The rights to purchase shares of our common stock under the Amended ESPP are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”).

Description of the Amended ESPP

A summary of the Amended ESPP is set forth below, and the full text of the amendment to the ESPP is attached hereto as Exhibit B. The following discussion is qualified in its entirety by reference to the amendment attached hereto as Exhibit B and the original text of the Amended ESPP filed as Exhibit B to the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the SEC on August 27, 2010. Capitalized terms used below shall have the meanings ascribed to them in the Amended ESPP.

Administration

The Amended ESPP will be administered by the Board of Directors or a committee of the Board of Directors. The Board of Directors or such committee has the authority to interpret the Amended ESPP, construe terms, adopt rules and regulations, prescribe forms, and make all determinations under the Amended ESPP. If a participant is a member of the committee administering the Amended ESPP, that person may not decide any matter relating to his or her participation in the Amended ESPP.

Shares Available and Limitations on Share Issuances

The total number of shares of common stock originally authorized for issuance under the ESPP was 5,000,000 shares. At August 12, 2016, we had 1,408,659 shares of common stock that remained available for issuance under the ESPP.

Based on the current number of employees participating in the ESPP, we believe such number of shares available for issuance under the ESPP will be fully exhausted by April 30, 2017. Therefore, in order to continue to maintain an appropriate number of shares for issuance under the ESPP, our Board of Directors is requesting that our stockholders approve the issuance of up to an additional 10,000,000 shares of common stock under the ESPP. Consequently, if this proposal for the amendment of the ESPP is approved by stockholders, the Amended ESPP will authorize the issuance of up to 15,000,000 shares of common stock.

The shares reserved under the ESPP are subject to appropriate adjustment in the case of any extraordinary dividend or other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affecting our common stock. Shares purchased from the Company will be either authorized but unissued shares, treasury shares or shares purchased on the open market. If any right to purchase shares of common stock terminates for any reason, without having been exercised, then the shares of common stock not purchased under such right will again become available for issuance under the Amended ESPP.

Unless otherwise determined by the Board of Directors or the committee of the Board of Directors administering the Amended ESPP, during any single offering period, a participant may not purchase more than the largest number of whole shares determined by dividing (1) the product of $2,083 times the number of full months in the offering period by (2) the fair market value on the first day of the offering period.

Eligibility

Generally, the employees of the Company and its subsidiaries who are customarily employed by the Company or its subsidiaries for more than 20 hours per week and for more than five months in a calendar year, who have been employed for at least three months prior to enrolling in the Amended ESPP and who are employed on the first day of the applicable offering period are eligible to participate in the Amended ESPP; except that no employee will be granted an option under the Amended ESPP if such employee would, immediately after the grant, own 5% or more of the total combined voting power or value of all outstanding shares of all classes of securities of the Company or any subsidiary. In addition, no participant shall be granted options to purchase shares having a fair market value greater than $25,000 in any calendar year. As of July 31, 2016, 282 employees were eligible to participate in the Amended ESPP.

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Offering Periods and Enrollment

The Amended ESPP provides for two six-month offering periods per year during which payroll deductions will be made and held for the purchase of shares under the Amended ESPP. The first offering period begins on the first trading day on or after each November 1; the second offering period begins on the first trading day on or after each May 1.

An eligible employee may become a participant in the Amended ESPP by completing and delivering an enrollment agreement to the Company (or its designee), or by following an electronic or other enrollment process determined by the Board of Directors (or a committee of the Board of Directors) prior to the beginning of the offering period to which it relates. The enrollment agreement will authorize the payroll deductions, which must be an amount not less than 2% nor more than 15% (or such higher or lower rates as the Board of Directors may later specify) of such employee’s “eligible compensation”, although an employee’s contributions may be reduced to the extent necessary to ensure that he or she will not purchase shares having a fair market value greater than $25,000 in any calendar year. The contribution rate elected by a participant will continue in effect until modified by the participant. All employee contributions will be made by means of direct payroll deduction.

After initial enrollment in the Amended ESPP, the employee will be automatically re-enrolled in the Amended ESPP for subsequent offering periods unless he or she files a notice of withdrawal, terminates employment, or otherwise become ineligible to participate.

For the purposes of the Amended ESPP, the term “eligible compensation” includes base salary, overtime pay, and any retroactive base pay adjustments to his or her annual base salary. Eligible compensation does not include any other compensation including but not limited to, fringe benefits (including car allowances and relocation payments), employee discounts, stock-based compensation, bonuses, commissions (unless such commissions are an integral, recurring part of compensation), income from stock option exercises, expense reimbursements or allowances, long-term disability payments, workmen’s compensation payments, welfare benefits, and any contributions that the Company or a designated subsidiary makes to any benefit plan (including any 401(k) plan, or any other welfare or retirement plan).

Purchase Price

The purchase price per share at which shares of our common stock are sold in an offering period will be equal to the lesser of 85% of the fair market value of our common stock (i) on the first trading day of the offering period or (ii) on the last trading day of the offering period. As of August 12, 2016, the closing price of our common stock was $0.3698 per share.

Purchase of Stock

The contributions of each participant will be credited to an account maintained on behalf of such participant. On the last trading date of each offering period, each option is exercised automatically and each participant’s accumulated payroll deductions will be applied to the purchase of whole shares of Company common stock, up to the maximum number of shares permitted under the Amended ESPP in a given offering period. Any amounts remaining credited to a participant’s account on the last trading day of the offering period shall be refunded as soon as practicable thereafter, except that any balance which is less than the purchase price of one share of common stock will be carried forward into the employee’s payroll deduction account for the subsequent offering, unless the employee elects not to participate in the subsequent offering, in which case, the balance in the employee’s account shall be refunded.

Participants will have the exclusive right to vote or direct the voting of shares once the shares are purchased and transferred into the participant’s name on the Company’s books and records. Participants’ rights under the Amended ESPP are nontransferable except pursuant to the laws of descent and distribution.

Withdrawal from the Amended ESPP

If a participant wishes to cease participation in the Amended ESPP, the participant must deliver a withdrawal notice to the Company (or its designee) in such form prescribed by the Company at any time prior to the date specified by the Committee, or if no such date is specified, at least five business days prior to the last trading day of such offering period. Enrollment will also terminate upon termination of a participant’s employment by the Company and its subsidiaries. Upon termination of enrollment, cash amounts resulting from previous payroll contributions will be repaid to the participant.

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Amended ESPP Costs

The Company will pay costs and expenses incurred in the administration of the Amended ESPP and maintenance of accounts, and will pay brokerage fees and commissions for purchases. The Company will not pay brokerage fees and expenses relating to sales by participants, and participants may be charged reasonable fees for withdrawals of share certificates and other specified services.

Corporate Transactions

If the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated, a merger or consolidation with a wholly-owned Subsidiary, or any other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings, regardless of whether the Company is the surviving corporation) or if the Company is liquidated, then all outstanding options under the Amended ESPP shall automatically be exercised immediately prior to the consummation of such sale, merger, reorganization or liquidation (deemed the end of the offering period in such case) at the purchase price described above.

Amendment and Termination

The Board of Directors may amend, alter, suspend, discontinue, or terminate the Amended ESPP without further stockholder approval, except stockholder approval must be obtained within one year after the such action if stockholder approval is required by law or regulation or under the rules of any automated quotation system or securities exchange (such as the NASDAQ) on which our common stock is then quoted or listed, or if such stockholder approval is necessary in order for the Amended ESPP to continue to meet the requirements of Section 423 of the Code. The Amended ESPP will continue until terminated by action of the Board of Directors, although as noted above, the number of shares authorized under the Amended ESPP is limited.

Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the Amended ESPP and with respect to the sale of shares of our common stock acquired under the Amended ESPP. This summary is based on the tax laws in effect as of the date of this proxy statement. Rights to purchase shares under the Amended ESPP are intended to constitute “options” issued pursuant to an “employee stock purchase plan” within the meaning of Section 423 of the Code. Changes to these laws could alter the tax consequences described below.

(1) No taxable income results to the participants upon the grant of a right to purchase or upon the purchase of shares for his or her account under the Amended ESPP (although the amount of a participant’s payroll contributions under the Amended ESPP will be taxable as ordinary income to the participant).

(2) If the participant disposes of shares less than two years after the first day of an offering period with respect to which he or she purchased the shares, the participant will realize ordinary income in an amount equal to the fair market value of the shares on the date of purchase minus the amount of the participant’s payroll deductions used to purchase the shares.

(3) If the participant holds the shares for at least two years after the first day of an offering period with respect to which he or she purchased the shares, at the time the participant disposes of the shares he or she will realize ordinary income in an amount equal to the lesser of (i) the purchase price discount as of the first day of the offering period (i.e., 15% of the fair market value of the shares on the first day of the offering period) with respect to the purchased shares, and (ii) the fair market value of the shares on the date of disposition minus the amount of the participant’s payroll deductions used to purchase the shares.

(4) In addition, the participant will realize a long-term or short-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized upon any sale of the stock and the participant’s basis in the stock (i.e., the purchase price plus the amount, if any, taxed to the participant as ordinary income, as described in (2) and (3) above).

(5) If the statutory holding period described in (2) and (3) above is satisfied, the Company will not receive any deduction for federal income tax purposes with respect to any discount in the sale price of stock applicable to such participant. If such statutory holding period is not satisfied, the Company generally should be entitled to a tax deduction in an amount equal to the amount taxed to the participant as ordinary income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

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The foregoing provides only a general description of the application of federal income tax laws to the Amended ESPP. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws. Because of the complexities of the tax laws, participants are encouraged to consult a tax advisor as to their individual circumstances.

Plan Benefits

Participation in the Amended ESPP is voluntary and each eligible employee will make his or her own decision whether and to what extent to participate in the plan. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the Amended ESPP.

The following table sets forth, for each of the individuals and the various groups indicated, the total number of shares of our common stock that have been purchased under the ESPP since its approval by our stockholders in October 2010 through April 29, 2016 (the last purchase date under the ESPP):

Name and Position	Number of Shares
Steven W. King, President and Chief Executive Officer	68,314
Paul J. Lytle, Chief Financial Officer	67,815
Shelley P.M. Fussey, Ph.D., Vice President, Intellectual Property	96,447
Joseph S. Shan, Vice President, Clinical & Regulatory Affairs	10,683
Mark R. Ziebell, Vice President, General Counsel and Corporate Secretary	–
All current executive officers as a group	243,259
All employees, including all current officers who are not executive officers, as a group	3,348,082

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 2010 EMPLOYEE STOCK PURCHASE PLAN.

Proposal No. 5:
Advisory Vote On Executive Compensation (“Say-On-Pay”)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation (a so-called “say-on-pay” vote), as well as an advisory vote with respect to whether future say-on-pay votes will be held every one, two or three years (a so-called “say-on-frequency” vote). At the 2011 Annual Meeting, a majority of stockholders present and entitled to vote on the proposal selected one year as the desired frequency of future stockholder say-on-pay votes with respect to the say-on-frequency proposal. As such, the Board of Directors adopted a resolution to hold “say-on-pay” votes annually. Since 2011, a majority of stockholders present and entitled to vote on the proposal have approved the say-on-pay proposal.

As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, motivate and retain our named executive officers (our “NEOs”), who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of both specific financial and strategic goals, which are expected to result in increased stockholder value. Please read the “Compensation Discussion and Analysis” and the tables and narrative that follow for additional details about our executive compensation programs, including information about the fiscal year ended April 30, 2016 compensation of our NEOs.

The Compensation Committee regularly reviews the compensation programs for our NEOs, including with the assistance of its independent compensation consultant, to ensure that they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and with current market practices. This includes establishing target goals and objectives based on our strategic and operating plans. We closely monitor the compensation programs and pay levels of executives from other peer pharmaceutical and biopharmaceutical companies of similar size, stage of development and complexity, so that we may ensure that our compensation programs are within the norm of market practices. This enables us to retain our executive officers in a competitive market for executive talent.

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We believe that our executive compensation programs have been effective at motivating the achievement of positive results, appropriately aligning pay and performance, and enabling us to attract and retain talented executives within our industry.

Recommendation

We request stockholder approval of our compensation of our NEOs for the fiscal year ended April 30, 2016 as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules (which disclosure includes the “Compensation Discussion and Analysis”, the compensation tables, and the narrative disclosures that accompany the compensation tables within the Executive Compensation section of this Proxy Statement). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, we ask that you vote “FOR” the following resolution at our 2016 Annual Meeting:

“RESOLVED, that the stockholders of Peregrine Pharmaceuticals, Inc. (the “Company”) approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the fiscal year 2016 Summary Compensation Table and the other related tables and disclosure within the Executive Compensation section of this Proxy Statement.”

The vote solicited for Proposal No. 5 is advisory, and therefore is not binding on the Company, our Board of Directors or our Compensation Committee, nor will its outcome require the Company, our Board of Directors or our Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by the Company, the Board of Directors or the Compensation Committee. However, our Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our stockholders in their vote on this Proposal and will consider the outcome of this vote when making future compensation decisions for our NEOs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

Security Ownership Of Certain Beneficial Owners, Directors And Management

Share Ownership

The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 12, 2016, by: (i) each stockholder known to us to beneficially own more than 5% of our common stock; (ii) each director and director nominee; (iii) our Named Executive Officers for the fiscal year ended April 30, 2016; and (iv) all directors and executive officers of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to shares of common stock. Under these rules, shares of common stock subject to any option, warrant or right that are exercisable or convertible within 60 days of August 12, 2016, and shares of common stock that could be acquired through the conversion of our outstanding Series E Preferred Stock are deemed beneficially owned and outstanding for computing the percentage ownership of the individual or entity holding such securities, but are not considered outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, each person named below holds sole investment and voting power, other than the powers that may be shared with the person’s spouse under applicable law.

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	Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner	Number of Shares		Percent (a)
5% Stockholders:
Eastern Capital Limited (b) 10 Market Street, #773 Grand Cayman, KY1-9006 Cayman Islands	30,106,945		12.28%
Named Executive Officers and Directors (c):
Steven W. King	2,620,100	(d)	1.07%
Eric S. Swartz	2,346,307	(d)(e)	*
Carlton M. Johnson, Jr.	1,681,848	(d)	*
David H. Pohl	1,676,189	(d)	*
Paul J. Lytle	1,385,366	(d)	*
Joseph S. Shan	887,369	(d)	*
Shelley P.M. Fussey, Ph.D.	844,100	(d)	*
Mark R. Ziebell	813,750	(d)(f)	*
All directors and executive officers as a group (8 persons)	12,255,029		4.85%

_________________

*	Represents less than 1% of the outstanding shares of our common stock.

(a)	Applicable percentage ownership of common stock computed on the basis of 241,456,721 shares of common stock outstanding at August 12, 2016, plus (i) shares of our common stock that could be acquired through the exercise of stock options that will become exercisable within 60 days of August 12, 2016 and (ii) shares of our common stock that could be acquired upon conversion of shares of our Series E Preferred Stock.

(b)	The information set forth herein is based solely on a Schedule 13G/A filed with the SEC on November 2, 2015 by Eastern Capital Limited. The number of beneficial shares owned includes 3,666,667 shares of common stock that could be acquired upon conversion of the 440,000 shares of Series E Preferred Stock held by Eastern Capital Limited.
(c)	The address of all of our executive officers and directors is c/o Peregrine Pharmaceuticals, Inc., 14282 Franklin Avenue, Tustin, California, 92780.
(d)	Includes shares that such individuals have the right to acquire as of August 12, 2016, or within 60 days thereafter, pursuant to outstanding stock options as follows: Mr. King—2,426,137 shares; Mr. Swartz—1,674,189 shares; Mr. Johnson—1,674,189 shares; Mr. Pohl—1,674,189; Mr. Lytle—1,272,500 shares; Mr. Shan—866,250 shares; Dr. Fussey—733,625 shares; and Mr. Ziebell—806,250 shares. Such shares are deemed to be outstanding in calculating the percentage ownership of such individual (and the group), but are not deemed to be outstanding as to any other person.

(e)	Includes 107,739 shares of common stock owned by Swartz Ventures, Inc., 126,000 shares of common stock owned by Highlight Fund, LLC, and 52,978 shares held in an Individual Retirement Account (“IRA”) for the benefit of Mr. Swartz. Mr. Swartz has sole control over Swartz Ventures, Inc., Highlight Fund, LLC and his IRA.

(f)	Includes 7,500 shares of common stock that could be acquired upon conversion of the 900 shares of Series E Preferred Stock held by Mr. Ziebell.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC and with The NASDAQ Stock Market. Reporting Persons are required by SEC regulations to furnish us with copies of all forms they file pursuant to Section 16(a). Based solely on our review of the copies of such reports we received, and written representations from certain Reporting Persons that no other reports were required for those persons, to the best of our knowledge, we believe that during the year ended April 30, 2016, each of the Reporting Persons met all applicable Section 16(a) filing requirements.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The Compensation Committee is responsible for establishing, implementing and overseeing our overall compensation strategy and policies, including our executive compensation program, in a manner that supports our business objectives. The Compensation Committee’s complete roles and responsibilities are set forth in a written charter of the Compensation Committee adopted by our Board of Directors, which can be found at our website, www.peregrineinc.com.

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This Compensation Discussion and Analysis explains our compensation philosophy, policies and practices for the fiscal year ended April 30, 2016 for the following executive officers, who are referred to in this Compensation Discussion and Analysis and the subsequent tables as our “Named Executive Officers” or “NEOs”:

•	Steven W. King, President and Chief Executive Officer;
•	Paul J. Lytle, Chief Financial Officer;
•	Shelley P.M. Fussey, Ph.D., Vice President, Intellectual Property;
•	Joseph S. Shan, Vice President, Clinical & Regulatory Affairs; and
•	Mark R. Ziebell, Vice President, General Counsel and Corporate Secretary.

Overview

Executive compensation programs affect all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. Because we believe the performance of every employee is important to our success, we are mindful of the effect executive compensation and incentive programs have on all of our employees.

The employment market for personnel and executives with experience in the biotechnology and pharmaceutical industry in Southern California is very competitive because there are several pharmaceutical, biotechnology and medical device companies in that region. The majority of our competitors in this geographic area have more resources than we do which makes it more difficult for us to hire and retain key personnel. As a result, the Compensation Committee must establish compensation packages that will enable the Company to be competitive with the local market.

Given the competitive environment in which we operate, our executive compensation programs are designed to deliver compensation that is competitive with our peer group and that allows us to attract and retain superior talent who can perform effectively and succeed in a demanding business environment. Our compensation programs are also designed to reward performance against pre-established corporate and individual goals and align the interests of our executives with our stockholders. We believe that the compensation of our executive officers should focus executive behavior on the achievement of near-term corporate targets as well as long-term business objectives and strategies. We believe that pay-for-performance compensation programs, which reward our executives when they achieve individual and/or corporate goals, create stockholder value and thus have emphasized company and individual performance in setting compensation. We use a combination of base salary, annual cash incentive compensation programs, a long-term equity incentive compensation program and a broad-based benefits program to create a competitive compensation package for our executive management team.

Our President and Chief Executive Officer, who attends most meetings of the Compensation Committee, assists the Compensation Committee in determining the compensation of all other executive officers by, among other things:

•	recommending to the Compensation Committee appropriate base salaries of the other executive officers;
•	establishing annual individual performance objectives for the other executive officers and evaluating their performance against such objectives; and
•	making recommendations, from time to time, for annual or special stock grants or stock option grants (e.g., for motivational or retention purposes) to other executive officers.

The other executive officers do not have a role in determining their own compensation, other than discussing their annual individual performance objectives with the President and Chief Executive Officer.

Independent Compensation Consultants

The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. For the fiscal year ended April 30, 2016, the Compensation Committee engaged Barney & Barney LLC, or Barney & Barney, to review our executive compensation programs and to assess our executive officers’ base salaries, short-term incentive opportunities, target and actual total cash, long-term incentive value and total direct compensation from a competitive standpoint. As described herein, Barney & Barney assisted the Compensation Committee in defining the appropriate market of our peer companies for executive compensation and practices and in benchmarking our executive compensation program against the peer group. The Compensation Committee has adopted a compensation philosophy of targeting our executive compensation to the 50th percentile of executive compensation of our peer group. Executive compensation may be above or below the 50th percentile based on an executive’s experience, scope of position, individual performance and Company constraints.

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The Compensation Committee uses the information it obtains from Barney & Barney primarily for evaluating our executive compensation practices, including measuring the competitiveness of our practices. The Compensation Committee also uses the information obtained from Barney & Barney to review our cash bonus policy, equity awards, and base salary benchmarks across all levels of the Company. The Compensation Committee has assessed the independence of Barney & Barney pursuant to SEC rules and the corporate governance rules of The NASDAQ Stock Market and concluded that no conflict of interest exists that would prevent Barney & Barney from independently advising the Compensation Committee. In compliance with the SEC and the corporate governance rules of The NASDAQ Stock Market, Barney & Barney provided the Compensation Committee with a letter addressing each of the six independence factors described in those rules. Their responses affirm the independence of Barney & Barney and its employees who service the Compensation Committee on executive compensation matters.

Components of Our Executive Compensation Program

The primary elements of our executive compensation program are:

•	base salary;
•	annual cash bonus plan;
•	equity awards;
•	employment agreements and severance and change-in-control benefits; and
•	perquisites and other benefits.

The Compensation Committee has structured our executive compensation program to ensure that executive officers are compensated in a manner consistent with stockholder interests, competitive pay practices and applicable regulatory requirements.

The Compensation Committee does not have any formal or informal policy or target for allocating compensation between long-term and short-term compensation or between cash and non-cash compensation. Instead, the Compensation Committee, after reviewing information provided by an independent compensation consulting firm, determines subjectively what it believes to be the appropriate level and mix of the various compensation components that it believes appropriate to achieve the compensation and corporate objectives described in this discussion.

Base Salary

Base salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our executives, and to provide a fixed amount of compensation for performing daily responsibilities, and also provide stability and security. When reviewing base salaries for the fiscal year ended April 30, 2016, the Compensation Committee considered various data regarding the base salaries of executive officers in comparable positions at other biotechnology companies. Additional factors included, but were not limited to, company size, market capitalization, stage of development of a company’s products and geographic location. The Compensation Committee also considered the individual experience level and actual performance of each executive officer in light of our needs and objectives. The Compensation Committee also reviewed an analysis from Barney & Barney, our independent compensation consulting firm, to ensure that base salaries are competitive and within the competitive range of other biotechnology companies in our peer group.

Base salaries are reviewed at least annually by the Compensation Committee, and may be adjusted to realign salaries with market levels after taking into account individual responsibilities, performance and experience, subject to minimum salary requirements set forth in applicable employment agreements. Base salaries may be increased for merit reasons, based on the executive’s success in meeting or exceeding individual performance objectives as well as our combined success in meeting corporate goals, including biomanufacturing revenue goals and research and development goals. An executive’s base salary is also evaluated by reviewing the executive’s other compensation components to ensure that the executive’s total compensation is in line with our overall compensation philosophy as discussed above.

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The following annual base salary amounts of our Named Executive Officers for the fiscal year ended April 30, 2016 were determined based on the “Factors for Determining Compensation”, as noted below:

Named Executive Officer	Annual Base Salary ($)
Steven W. King	520,000
Paul J. Lytle	390,000
Shelley P.M. Fussey, Ph.D.	321,000
Joseph S. Shan	300,000
Mark R. Ziebell	348,000

The above salaries for fiscal year ended April 30, 2016 were the same as the base salaries for fiscal year ended April 30, 2015, as the Compensation Committee did not authorize an increase in executive base salaries for fiscal year ended April 30, 2016.

Annual Cash Bonus Plan

In July 2011, the Compensation Committee adopted and approved a formal Annual Cash Bonus Plan (the “Bonus Plan”) for its Named Executive Officers for the fiscal year ended April 30, 2012 performance and for each subsequent fiscal year, unless amended, which the Compensation Committee used to determine the annual bonuses awarded to Named Executive Officers. The Compensation Committee may also make discretionary bonuses outside of the framework of the Bonus Plan, but in general, each participant’s annual cash bonus under the Bonus Plan will be determined by multiplying the participant’s annual base salary for the applicable fiscal year by (a) a corporate goal achievement percentage ranging from 0% to 100%, (b) a target bonus percentage for such participant, generally targeted for the 50th percentile of our peer groups, and (c) a corporate factor ranging from 0 to 1.5, based on the Company’s achievement of corporate goals, the participant’s achievement of individual goals, the participant’s role and responsibilities within the Company, and other factors as determined by the Compensation Committee.

The Company’s corporate goals are set at or around the beginning of each fiscal year by the Compensation Committee, based on recommendations by the Company’s management. At the end of each fiscal year, the Compensation Committee determines the extent to which the corporate goals were achieved (expressed as a percentage) and each participant’s corporate factor based on a quantitative and qualitative review of such participant’s performance, in addition to other factors determined by the Compensation Committee. Each participant’s individual goals, which are aligned to support the corporate goals, are also set at or around the beginning of each fiscal year and are also evaluated based on a quantitative and qualitative review of performance. The Compensation Committee’s chair will recommend the CEO’s individual goals and individual factor to the Compensation Committee and the CEO will recommend other executive officers individual goals and individual factors to the Compensation Committee. All individual goals and individual factors will be set by the Compensation Committee. Corporate goals and individual goals may be modified by the Compensation Committee during the applicable fiscal year based on operational and financial developments.

For the fiscal year ended April 30, 2016, the Compensation Committee established the following corporate goals:

Goal	Weighting
Prepare bavituximab for commercial production	20%
Achieve in excess of $33,000,000 in third-party contract manufacturing revenue	25%
Complete enrollment in the SUNRISE Phase III clinical trial	10%
Advance the scientific knowledge of bavituximab through multiple publications or presentations	5%
Advance bavituximab through immuno-oncology collaborations	15%
Partner bavituximab for ex-United States territories	15%
Other financial goals focused on funding our operations	10%

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Following the end of the fiscal year, the Compensation Committee reviews performance relative to each corporate goal and determines the achievement level of each corporate goal, and then calculates an overall aggregate achievement percentage (not to exceed 100%) which takes into consideration the individual weighting attributed to each corporate goal. The Compensation Committee does not use a strict formula in assessing the Company’s level of achievement with respect to each goal, but rather considers factors such as:

•	the level of success achieved for each corporate goal;
•	the difficulty of the goal;
•	whether significant unforeseen events or obstacles reasonably beyond our control impacted the Company’s ability to achieve the goal, or altered the expected difficulty of the goal;
•	changes in circumstances which may have made the goal more or less important to our near- and long-term success; and
•	other corporate accomplishments during the fiscal year that, while not established as a formal goal, are nonetheless deemed important to our near- and long-term success and enhance stockholder value.

Based on the Compensation Committee’s review of our performance during fiscal year 2016 relative to our corporate goals, it was determined that:

•	the corporate goal to partner bavituximab for ex-United States territories was not achieved, and as a result the Compensation Committee assigned a zero achievement percentage;
•	the goals related to third-party contract manufacturing revenue and scientific publications and/or presentations were achieved above 100% because the goals were significantly exceeded; and
•	each of the other goals was achieved at 100%.

As a result, the Compensation Committee determined that the aggregate achievement percentage with respect to our corporate goals for the fiscal year ended April 30, 2016 was 105%, which was then reduced to the Bonus Plan maximum of 100%.

While the Compensation Committee determined that 100% of the corporate goals for the fiscal year ended April 30, 2016 had been achieved based on the above analysis, the Compensation Committee decided to reduce each executive’s discretionary corporate factor by 25% due to the Company’s discontinuance of the Phase III SUNRISE trial in February 2016 and to redirect the 25% opportunity to specific new corporate goals to be achieved in fiscal year 2017 which the Compensation Committee believes will help build stockholder value.

The following table sets forth the target bonus percentage, based upon the “Factors for Determining Compensation”, as noted below, of our Named Executive Officers approved by the Compensation Committee for the fiscal year ended April 30, 2016 and their respective earned cash bonuses as approved by the Compensation Committee:

Named Executive Officer	Fiscal Year 2016 Target	Fiscal Year 2016 Bonus ($)(1)
Steven W. King	60%	312,000
Paul J. Lytle	40%	156,000
Shelley P.M. Fussey, Ph.D.	35%	56,175
Joseph S. Shan	35%	63,000
Mark R. Ziebell	35%	91,350

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(1)	The corporate factors for the Named Executive Officers, after the 25% reduction by the Compensation Committee described above, were as follows: Mr. King and Mr. Lytle, 1.00; Dr. Fussey, 0.50; Mr. Shan, 0.60; and Mr. Ziebel, 0.75.

In addition, with respect to annual bonuses for the fiscal year ended April 30, 2015, the Compensation Committee had determined that a portion of the annual bonus to be awarded for the fiscal year ended April 30, 2015 for Mr. King and Mr. Shan should not be paid and should be made subject to the attainment of an additional performance milestone related to a bavituximab clinical trial collaboration. The amount carried over was $50,000 for Mr. King and $59,917 for Mr. Shan. This additional performance milestone was subsequently achieved, and as a result, these bonus amounts for Mr. King and Mr. Shan carried over from the fiscal year ended April 30, 2015 were earned and paid during this past fiscal year. Accordingly, these amounts are included in the Summary Compensation Table as “Non-Equity Incentive Plan Compensation” for the fiscal year ended April 30, 2016.

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Equity Awards

Stock Option Awards and Grant Practices. Based on market practice and our objective to align executives’ interest with those of our stockholders, we currently use stock option awards as the primary form of long-term incentive compensation for executives and other employees. In the fiscal year ended April 30, 2012, the Compensation Committee implemented a policy of a routine annual broad-based grant of stock option awards to our executive officers and other employees, with the grant typically occurring during the initial weeks of our fiscal year. The grant date of such annual award and of other grants (i.e., for new hires) is either on the date the Compensation Committee approves the grants or on a pre-selected later date, such as a future hire date. In determining the size and types of equity grants to executive officers, the Compensation Committee considers, among other things, comparative industry data provided by the Compensation Committee’s independent compensation consultant, our outstanding shares at the time of grant, the number and type of equity awards granted to such individuals in prior years, the equity available under our long-term incentive plan and desirable run rate and aggregate estimated equity usage in the future, each executive officer’s ownership in our Company, our corporate performance, and each executive officer’s individual performance, role and responsibilities.

The Compensation Committee exercises discretion in determining the information it considers, as well as any weighting of particular information, in determining the equity awards. The determination of equity awards is made by the Compensation Committee after evaluating the information and areas of consideration described above in their totality. For the fiscal year ended April 30, 2016, our annual broad-based stock option grant was approved by the Compensation Committee on May 11, 2015.

Stock option grant information for the fiscal year ended April 30, 2016, is set forth below under “Grants of Plan-Based Awards For the Fiscal Year Ended April 30, 2016.”

Stock Awards and Award Practices. In addition to stock options, we have in the past used stock awards as a form of long-term incentive compensation for executives and other employees. Stock awards are shares of common stock that vest in accordance with the terms established by the Compensation Committee. Usually, the awards will be subject to vesting upon the Company’s timely attainment of certain predetermined clinical, financial or operational milestones with specific targeted attainment dates or vest over a specific predetermined period of performance. However, the Compensation Committee, at its discretion, may issue discretionary stock awards that are not subject to any future vesting requirements. There were no discretionary stock award grants to our Named Executive Officers during the fiscal year ended April 30, 2016.

Employment Agreements, Severance and Change-in-Control Benefits

We have employment agreements with all of our Named Executive Officers providing for severance payments and accelerated vesting benefits triggered by various termination events. For a description of these agreements and our potential payment obligations, please see “Overview of Employment Agreements and Potential Payments Upon Termination or Change-in-Control” and the related tabular disclosure below.

When entering into employment agreements which provide for post-termination compensation for our Named Executive Officers, the Compensation Committee considers, among multiple factors, peer company practice, retention needs and consistency of post-termination compensation among our executives. Gains from prior equity awards are not a material consideration in setting the level of such compensation. In particular, we believe such employment agreements benefit us and our stockholders by attracting and retaining executives in a marketplace where such protections are commonly offered by our peer companies. We also believe that severance protection triggered by a change-in-control allows our executives to assess a potential change-in-control objectively, from the perspective of what is best for our stockholders, without regard to the potential impact of the transaction on their own job security. We use a “double trigger” with respect to benefits that are to be provided in connection with a change-in-control. A change-in-control does not itself trigger benefits; rather, benefits are paid only if the employment of the executive is terminated by us other than for cause or due to the executive’s death or disability during a specified period before or after a change of control. We believe a “double trigger” benefit maximizes stockholder value because it prevents a windfall to executives in the event of a change of control in which the executive retains significant responsibility as defined in his or her individual agreement, while still providing our executives appropriate incentives to cooperate in negotiating any change of control that may put their jobs at risk. Further, we believe the severance protection offered under the employment agreements is balanced with the interests of the Company and its stockholders, as the executives are bound by non-disclosure, non-competition, and non-solicitation arrangements and must execute a general release in favor of the Company as a condition to receiving benefits under these agreements. None of the agreements include any tax gross-up payments for “golden parachute” excise taxes. All of the Named Executive Officers are “at will” employees.

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These employment agreements are subject to automatic one-year extensions annually and, as part of the Compensation Committee’s review of all of our executive compensation practices, will be reviewed to ensure that they continue to serve our interests in retaining these key executives, remain consistent with packages offered by our peers, and provide reasonable levels of severance protection and compensation.

Perquisites and Other Benefits

We maintain broad-based benefits that are provided to all employees, including health, dental, and vision insurance, life and disability insurance, a 401(k) plan, and an Employee Stock Purchase Plan.

Under the 401(k) plan, Named Executive Officers are allowed to contribute on the same basis as other employees of the Company as determined by IRS regulations. Effective January 1, 2010, the Company voluntarily agreed to match 50% of all employee contributions, including Named Executive Officers, up to the first 6% of a participant’s annual salary for all 401(k) plan contributions, subject to certain IRS limitations. In addition, the plan allows for additional discretionary matching contributions in excess of the 50% match. During calendar year 2015, the Company voluntarily agreed to match 50% of all employee contributions (for employees with up to five years of service), 75% of all employee contributions (for employees with six to nine years of service), and 100% of all employee contributions (for employees with ten or more years of service), including Named Executive Officers, up to the first 6% of a participant’s annual salary for all 401(k) plan contributions. Under the 401(k) plan, each participating employee, including Named Executive Officers, is fully vested in his or her contributions to the 401(k) plan and Company contributions to the 401(k) plan will fully vest after six years of service.

Under the Employee Stock Purchase Plan, Named Executive Officers are allowed to participate on the same basis as other employees of the Company, which allows employees on a voluntarily basis to purchase shares of our common stock directly from the Company through accumulated payroll deductions, which the Company believes closely aligns the interests of participants with the interests of stockholders.

In addition, Named Executive Officers are eligible to participate in the same employee benefit plans as all other employees. The cost of health and dental insurance was 100% covered by the Company for Named Executive Officers during the fiscal year ended April 30, 2016. In addition, all employees, including Named Executive Officers, receive one (1) times their annual salary in term-life insurance, long-term disability benefits, and vision insurance at no cost to the employee. We also provide all employees, including Named Executive Officers, the option to make pre-tax payroll deductions up to $2,550 per year under a flexible spending account plan that can be utilized for out-of-pocket medical, dental and other allowable expenses. The Company also provides paid-time-off benefits to cover vacation and sick time and annually determined Company holidays.

Factors for Determining Compensation

Performance. One of the primary objectives of our compensation program is to motivate our Named Executive Officers to achieve our short and long-term strategic goals. These goals are tied to, among other things, increasing contract manufacturing revenue, the advancement of our product pipeline, the attainment of clinical and regulatory milestones, the development, acquisition and out-licensing of key technologies, and the securing of capital funding. In addition to linking compensation to the attainment of pre-approved goals, individual performance is assessed on the basis of more subjective, non-formulaic, criteria, such as:

•	involvement in, and responsibility for, the development and implementation of our strategic plans and the attainment of our strategic and operating objectives;
•	participation in the achievement of contract manufacturing revenue growth and/or strategic or regulatory milestones;
•	contribution to the management team and application of managerial leadership skills; and
•	involvement in accessing capital to fund our research and development operations, facilities expansion and improvements and other business activities.

“Say-on-Pay” Consideration. At our 2015 Annual Meeting, approximately 57% of the shares voted at the meeting approved, on an advisory basis, the compensation of our Named Executive Officers. Given that less than 70% of the shares voted to approve the ‘say-on-pay’ advisory proposal, the Compensation Committee spent additional time with its independent compensation consultant, reviewing the Company’s compensation practices, analyzing the various elements of executive compensation for each Named Executive Officer and how such elements compare to the median compensation for the Company’s peer group, assessing the Company’s progress towards the attainment of corporate goals, and other factors affecting the Company’s strategic objectives. Following thoughtful deliberation, the Compensation Committee determined not to implement specific changes and continued with its compensation philosophy and its balanced approach to various components of its compensation program, after giving consideration to the level of attainment of corporate goals and benchmarking compensation with the Company’s peer group; however, while not a specific corporate goal for the fiscal year ended April 30, 2016, the Compensation Committee did take into consideration the impact of the February 2016 decision to discontinue the SUNRISE Phase III trial on the Company’s long-term product development plans and its effect on stockholder value and determined to reduce each executive’s discretionary corporate factor by 25% (as described above). Furthermore, the Compensation Committee does monitor the results of the annual advisory ‘say-on-pay’ proposal and refers to such results as one of many factors considered, along with peer group benchmarking, in connection with the discharge of its responsibilities, although the Compensation Committee does not assign a quantitative weighting to any such factors.

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Market Benchmarks and Competitive Analysis. We believe that our select peer group provides useful information to help us establish competitive compensation practices and levels of compensation that allow us to attract, retain and motivate a talented executive team and, at the same time, aligns the interests of our executives with those of our stockholders. Accordingly, in the fiscal year ended April 30, 2016, Barney & Barney, the independent compensation consultant engaged by the Compensation Committee with experience in evaluating public biopharmaceutical companies, has helped the Compensation Committee collect and analyze data and to compare all components of our compensation program, including base salary, annual cash bonus and long-term equity awards, to the practices of peer companies. In the fiscal year ended April 30, 2016, Barney & Barney developed a list of peer group of pharmaceutical and biopharmaceutical companies based on several characteristics, including, being publicly traded, relative company size (e.g., market capitalization and number of employees), stage of development, performance and geographic location as compared to peer companies, as well as the specific responsibilities of our executives. In addition, this peer group also includes companies with which we believe we must compete for talent. The Compensation Committee intends to review and modify this peer group periodically to ensure that this list remains aligned with our size and stage of development. For the fiscal year ended April 30, 2016, our peer group consisted of the following 23 companies:

Amicus Therapeutics, Inc.	Dynavax Technologies Corp.	Sarepta Therapeutics, Inc.
Anika Therapeutics, Inc.	Endocyte, Inc.	Spectrum Pharmaceuticals, Inc.
ArQule, Inc.	Geron Corporation	Sucampo Pharmaceuticals, Inc.
Array BioPharma Inc.	Immunomedics, Inc.	Synta Pharmaceuticals, Inc.
ChemoCentryx, Inc.	Infinity Pharmaceuticals, Inc.	Threshold Pharmaceuticals, Inc.
Chimerix, Inc.	MacroGenics, Inc.	XOMA Corporation
CTI BioPharma Corp.	NewLink Genetics Corporation	Zogenix, Inc.
Cytokinetics, Inc.	Rigel Pharmaceuticals, Inc.

The executive employment market in the biotechnology and pharmaceutical industry in Southern California is very competitive because there are many pharmaceutical, biotechnology and medical device companies in that region, many of which are similar to us in size and stage of development. We believe our executive compensation must be competitive within such a peer group, yet fully aligned with our current stage of development and our responsibilities to stockholders. Our general philosophy and practice is to target each of our executive’s overall compensation to be at approximately the market median for our peer group. This benchmarking indicated that the total direct compensation for our President and Chief Executive Officer, Chief Financial Officer and General Counsel for the fiscal year ended April 30, 2016 was below the 25th percentile of our peer group, and the other two Named Executive Officers were either slightly below the 50th percentile or slightly above the 75th percentile. The Compensation Committee considered this benchmarking information as one consideration in making the compensation decisions reflected above, primarily to determine whether compensation paid to Named Executive Officers, in light of Company and individual performance, is at, above or below the median of executive compensation among the Company’s peer group.

Compensation Risk

As part of its oversight of our compensation policies, the Compensation Committee considers the incentives created by our executive compensation program and the impact that our compensation policies could have on our overall risk profile. In addition, the Compensation Committee annually reviews our compensation policies and procedures to determine whether they create risks that are reasonably likely to have a material adverse effect on the Company. Based on its latest review, the Compensation Committee has concluded that our compensation policies and procedures do not create such risks.

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Summary

The Compensation Committee believes the Company’s compensation programs are designed and administered in a manner consistent with its compensation philosophy and objectives. The Compensation Committee monitors these programs in recognition of the dynamic marketplace in which the Company competes for talent. The Compensation Committee intends to continue to emphasize pay-for-performance and equity-based incentive programs that reward executives for actual results and that are consistent with stockholder interests.

EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth information regarding our current executive officers as of April 30, 2016:

Executive Officer	Age	Position
Steven W. King	52	President and Chief Executive Officer, Director
Paul J. Lytle	48	Chief Financial Officer
Shelley P.M. Fussey, Ph.D.	50	Vice President, Intellectual Property
Joseph S. Shan	43	Vice President, Clinical & Regulatory Affairs
Mark R. Ziebell	52	Vice President, General Counsel and Corporate Secretary

The following biographies describe the business experience of our executive officers. For the biography of Mr. King, see “Proposal No. 1: Election of Directors” above.

Paul J. Lytle has served as Chief Financial Officer since August 2002 and has over 20 years of finance and accounting experience. Mr. Lytle oversees various functions, including finance and accounting, financial reporting, corporate governance, investor relations, human resources and information technology. Mr. Lytle started with us in March 1997 as Corporate Controller and has held positions of increasing responsibility with us. Mr. Lytle was promoted to Vice President of Finance and Accounting and was elected as our Corporate Secretary from 2000 through July 2012. Prior to joining us, Mr. Lytle worked for Deloitte LLP. Mr. Lytle holds a B.S. in Business Administration from the California State University at Long Beach and is a certified public accountant in the State of California.

Shelley P.M. Fussey, Ph.D. has served as our Vice President, Intellectual Property since February 2005. Dr. Fussey plays a key role in our U.S. and international patenting, patent analysis and patent defense. Dr. Fussey’s expertise includes patent strategy for technologies developed both in-house and in-licensed from universities. She has broad experience in intellectual property consulting for areas including cancer treatment, immunology, and antiviral technology, as well as other areas central to pharmaceutical and biotechnology drug development. Prior to joining us, Dr. Fussey worked for the law firms of Williams, Morgan & Amerson and Arnold, White and Durkee. She holds a Ph.D. in Biochemistry and a B.Sc. in Biochemistry with First Class Honours (Summa Cum Laude) from the University of Newcastle upon Tyne, U.K.

Joseph S. Shan has served as Vice President, Clinical & Regulatory Affairs since March 2009 and has served as our head of Clinical and Regulatory Affairs since January 2003. He is responsible for the design and execution of our clinical trials and overseeing regulatory submissions. Since joining us in 2000, Mr. Shan has been instrumental in advancing the clinical development of our lead immunotherapy candidate, bavituximab. Prior to joining us, Mr. Shan held positions of increasing responsibility in clinical and regulatory affairs at Edwards Lifesciences (formerly Baxter Healthcare Corporation) and Sulzer Medica. Mr. Shan received his B.S. degree in Physiological Sciences from the University of California, Los Angeles and his M.P.H. degree from the George Washington University in Washington, D.C. He is a member of the American Society of Clinical Oncology, the Association of Clinical Research Professionals and the Regulatory Affairs Professionals Society.

Mark R. Ziebell has served as Vice President, General Counsel since June 2012 and Corporate Secretary since July 2012, and has been practicing corporate and securities law for over 20 years. Prior to joining us, Mr. Ziebell was a partner with the Costa Mesa, California office of Snell & Wilmer LLP where he worked from March 2004 to June 2012. Mr. Ziebell has represented public and private companies in a wide range of corporate and securities matters, mergers and acquisitions, strategic alliance matters and corporate governance. His experience involves a variety of industries, including biopharmaceutical and life sciences. Mr. Ziebell was our outside corporate counsel from 1999 to June 2012. Mr. Ziebell earned his B.S. in accounting in 1986 from the University of San Francisco and his Juris Doctorate in 1994 from the University of San Francisco School of Law. Prior to earning his law degree, Mr. Ziebell was a certified public accountant with BDO Seidman in San Francisco, California.

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Compensation Summary

The following table contains information with respect to the compensation for the fiscal years ended April 30, 2016, 2015 and 2014 by each individual who acted as our chief executive officer, our chief financial officer, and our three other most highly compensated executive officers during the fiscal year ended April 30, 2016. We refer to the executive officers identified in this table as our “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)		Total ($)
Steven W. King, President and Chief Executive Officer	2016 2015 2014	520,000 517,160 446,160	— — 111,540	— — 139,000	316,860 581,280 472,560	362,000 389,863 289,112	51,043 39,754 120,968	(6)	1,249,903 1,528,057 1,579,340
Paul J. Lytle, Chief Financial Officer	2016 2015 2014	390,000 388,032 338,844	— — 84,711	— — —	158,430 290,640 236,280	156,000 219,931 146,381	50,580 40,253 37,811		755,010 938,856 844,027
Shelley P.M. Fussey, Vice President, Intellectual Property	2016 2015 2014	321,000 319,874 291,720	— — 72,930	— — —	79,215 145,320 118,140	56,175 114,994 110,270	30,004 20,746 18,223		486,394 600,934 611,283
Joseph S. Shan, Vice President, Clinical & Regulatory Affairs	2016 2015 2014	300,000 298,862 270,400	— — 67,600	— — —	105,620 145,320 118,140	122,917 59,917 68,141	50,463 38,468 39,551		579,000 542,567 563,832
Mark R. Ziebell, Vice President, General Counsel and Corporate Secretary	2016 2015 2014	348,000 346,731 315,000	— — 78,750	— — —	105,620 254,310 206,745	91,350 114,477 109,148	42,334 40,575 37,772		587,304 756,093 747,415

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(1)	Salary information is reported as of the last payroll paid prior to or immediately after April 30th of each fiscal year.
(2)	Represents a retention bonus award earned by the Named Executive Officer during the fiscal year ended April 30, 2014. As a result of the uncertainty created within our corporate organization due to discovery of major discrepancies in connection with our Phase IIb second-line NSCLC trial caused by a third party vendor, in order to ensure stability within our organization, the continued employment of our Named Executive Officers and their continued efforts in pursuing our corporate goals and objectives, as well as the completion of the detailed review of the Phase IIb trial (which ultimately led to promising final data), on December 27, 2012, the Compensation Committee approved the opportunity for each of our Named Executive Officers to earn a retention bonus equal to twenty-five percent (25%) of his or her base salary for the fiscal year ended April 30, 2013 provided such Named Executive Officer was continuously employed by us through December 31, 2013.
(3)	Represents the aggregate grant date fair value of the awards made in each fiscal year as computed in accordance with the authoritative guidance for share-based compensation. These amounts do not correspond to the actual value that may be recognized by each Named Executive Officer. Additional information regarding outstanding awards, including corresponding exercise prices and expiration dates, can be found in the “Outstanding Equity Awards at Fiscal Year-End” table of this Proxy Statement. The assumptions used in determining the grant date fair values of the stock and option awards are set forth in Note 6 “Equity Compensation Plans” in our Annual Report on Form 10-K for the period ended April 30, 2016, filed with the SEC on July 14, 2016.
(4)	Represents performance bonuses earned under the Company’s Annual Cash Bonus Plan. For Mr. King and Mr. Shan, includes an additional amount related to the performance bonus for the fiscal year ended April 30, 2015 that was carried over and made subject to an additional performance requirement that was achieved in the fiscal year ended April 30, 2016. Additional information regarding the Company’s Annual Cash Bonus Plan for its Named Executive Officers can be found in the “Compensation Discussion and Analysis” section of this Proxy Statement under “Annual Cash Bonus Plan”.
(5)	Except as described in footnote 6 below, amounts shown in this column reflect the cost of benefits paid on behalf of the Named Executive Officer for health, dental, and vision benefits in addition to premiums paid for disability and term life insurance (collectively referred to as “Health Benefits”) as well as company contributions to the Peregrine Pharmaceuticals, Inc. 401(k) Plan. Health Benefits paid and/or accrued during the fiscal year ended April 30, 2016 for each Named Executive Officer were as follows: Mr. King - $33,490; Mr. Lytle - $34,069; Dr. Fussey - $13,517; Mr. Shan - $33,952; and Mr. Ziebell - $34,015. Company contributions to the Peregrine Pharmaceuticals, Inc. 401(k) Plan during the fiscal year ended April 30, 2016 for each Named Executive Officer were as follows: Mr. King - $17,553; Mr. Lytle - $16,511; Dr. Fussey - $16,487; Mr. Shan - $16,511; and Mr. Ziebell - $8,319.
(6)	Includes tax gross-up payments of $83,685 to cover applicable statutory state and federal income and employment taxes based on statutory withholding rates resulting from the vesting of a stock award granted during the fiscal year ended April 30, 2014. Subsequent to the fiscal year ended April 30, 2014, the Compensation Committee of the Board of Directors approved a policy prohibiting the tax gross-up of any payments to the Company’s Named Executive Officers (unless the circumstances for any such tax gross-up have been reviewed and approved by the Compensation Committee).

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Grants of Plan-Based Awards For the Fiscal Year Ended April 30, 2016

The following table set forth certain summary information with respect to non-equity incentive plans and each plan-based award granted during the fiscal year ended April 30, 2016 to our Named Executive Officers:

GRANTS OF PLAN-BASED AWARDS FOR THE FISCAL YEAR ENDED APRIL 30, 2016

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock or Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Stock or Units (#)	Options (#) (2)	Awards ($/sh)	Awards ($) (3)
Steven W. King	—	—	312,000	468,000	—	—	—	—
	5/11/2015	—	—	—	—	300,000	1.31	316,860
Paul J. Lytle	—	—	156,000	234,000	—	—	—	—
	5/11/2015	—	—	—	—	150,000	1.31	158,430
Shelley P.M. Fussey	—	—	112,350	168,525	—	—	—	—
	5/11/2015	—	—	—	—	75,000	1.31	79,215
Joseph S. Shan	—	—	105,000	157,500	—	—	—	—
	5/11/2015	—	—	—	—	100,000	1.31	105,620
Mark R. Ziebell	—	—	121,800	182,700	—	—	—	—
	5/11/2015	—	—	—	—	100,000	1.31	105,620

________________

(1)	Represents each Named Executive Officer’s participation in the Company’s Annual Cash Bonus Plan, as adopted by the Compensation Committee in July 2011. The amounts shown in the “Target” column reflect a percentage of each Named Executive Officer’s base salary for the fiscal year ended April 30, 2016, as specified under the Annual Cash Bonus Plan. The amounts shown in the “Maximum” column are 150% of the respective target amounts, representing the 1.5 times corporate multiplier under the Annual Cash Bonus Plan. There is no minimum amount payable for a certain level of performance. Additional information regarding the Company’s Annual Cash Bonus Plan for its Named Executive Officers can be found in the “Compensation Discussion and Analysis” section of this Proxy Statement under “Annual Cash Bonus Plan”. The actual amount of bonus earned by each Named Executive Officer under the Annual Cash Bonus Plan is reflected in the Summary Compensation Table above under the heading, “Non-Equity Incentive Plan Compensation.”
(2)	Option awards referenced in the table above were granted under our 2011 Stock Incentive Plan and vest in eight (8) equal quarterly installments over a two-year period beginning on the first quarter following the date of grant and each quarter thereafter until fully-vested
(3)	The assumptions used in determining the grant date fair value of option awards are set forth in Note 6 “Equity Compensation Plans” in our Annual Report on Form 10-K for the fiscal year ended April 30, 2016, filed with the SEC on July 14, 2016.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding unexercised stock options and unvested stock awards held by our Named Executive Officers as of fiscal year ended April 30, 2016:

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	Option Awards
Named Executive Officer	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Steven W. King	50,000	–	1.95	01/11/2018
	221,000	–	2.93	02/01/2020
	142,500	–	2.44	05/02/2021
	262,637	–	0.95	02/17/2022
	250,000	–	0.46	05/04/2022
	200,000	–	1.18	12/27/2022
	400,000	–	1.41	05/06/2023
	250,000	–	1.39	10/15/2023
	350,000	50,000 (1)	1.75	05/06/2024
	112,500	187,500 (2)	1.31	05/11/2025
Paul J. Lytle	30,000	–	1.95	01/11/2018
	120,000	–	2.93	02/01/2020
	57,500	–	2.44	05/02/2021
	140,000	–	0.95	02/17/2022
	200,000	–	0.46	05/04/2022
	200,000	–	1.18	12/27/2022
	200,000	–	1.41	05/06/2023
	175,000	25,000 (1)	1.75	05/06/2024
	56,250	93,750 (2)	1.31	05/11/2025
Shelley P.M. Fussey	30,000	–	1.95	01/11/2018
	75,000	–	2.93	02/01/2020
	30,000	–	2.44	05/02/2021
	58,000	–	0.95	02/17/2022
	125,000	–	0.46	05/04/2022
	150,000	–	1.18	12/27/2022
	100,000	–	1.41	05/06/2023
	87,500	12,500 (1)	1.75	05/06/2024
	28,125	46,875 (2)	1.31	05/11/2025
Joseph S. Shan	20,000	–	4.20	07/06/2017
	20,000	–	1.95	01/11/2018
	75,000	–	2.93	02/01/2020
	30,000	–	2.44	05/02/2021
	140,000	–	0.95	02/17/2022
	150,000	–	0.46	05/04/2022
	150,000	–	1.18	12/27/2022
	100,000	–	1.41	05/06/2023
	87,500	12,500 (1)	1.75	05/06/2024
	37,500	62,500 (2)	1.31	05/11/2025
Mark R. Ziebell	225,000	–	0.47	06/20/2022
	150,000	–	1.18	12/27/2022
	175,000	–	1.41	05/06/2023
	153,125	21,875 (1)	1.75	05/06/2024
	37,500	62,500 (2)	1.31	05/11/2025

___________________

(1)	Option vests in eight (8) equal quarterly installments over a two-year period beginning August 6, 2014 and each quarter thereafter until fully-vested.
(2)	Option vests in eight (8) equal quarterly installments over a two-year period beginning August 11, 2015 and each quarter thereafter until fully-vested.

Option Exercises and Stock Vested

There were no stock option exercises or vesting of restricted stock by the Company’s Named Executive Officers during the fiscal year ended April 30, 2016.

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Overview of Employment Agreements and Potential Payments Upon Termination or Change-in-Control

Employment Agreements

We have entered into an employment agreement with each of our Named Executive Officers, each of which are subject to automatic one-year extensions annually unless either party gives written notice of such party’s intent not to renew the employment agreement at least ninety (90) days prior to the commencement of the next year’s period.

Each employment agreement provides that the executive officer must devote his or her full business time to the performance of services to the Company. In addition, each executive officer has agreed to maintain the confidentiality of the Company’s proprietary information, and that all work product discovered or developed by him or her in the course of his or her employment belongs to the Company. Each executive officer has further agreed that he or she will not (i) compete with the Company, directly or indirectly, during the course of such executive’s employment within the United States or any foreign country in which the Company has done business or has actually investigated doing business or where its products are sold or distributed, or (ii) solicit Company employees or customers during the course of employment and for a period of one year following the termination of such executive’s employment.

The Company has the right to terminate each executive’s employment for “cause” if such executive (a) breaches in any material respect or fails to fulfill in any material respect his or her fiduciary duty owed to Company; (b) breaches in any material respect his or her employment agreement or any other confidentiality or non-solicitation, non-competition agreement with the Company; (c) pleads guilty to or is convicted of a felony; (d) is found to have engaged in any reckless, fraudulent, dishonest or grossly negligent misconduct, (e) fails to perform his or her duties to the Company, provided that he or she fails to cure any such failure within thirty (30) days after written notice from Company of such failure, provided further, however, that such right to cure shall not apply to any repetition of the same failure previously cured under the agreement; or (f) violates any material rule, regulation or policy of the Company that may be established and made known to Company’s employees from time to time, including without limitation, the Company’s employee handbook. If an executive is terminated for “cause”, he or she shall have no right to receive any compensation or benefit under his or her employment agreement after such termination other than base salary and paid time-off earned or accrued but unpaid as of the date of termination.

The following discussion describes the amounts that we would pay or provide to our Named Executive Officers or, as applicable, their beneficiaries under these employment agreements as a result of (i) termination without cause or resignation for good reason, (ii) termination following a change-in-control, (iii) death or disability, and (iv) voluntary resignation with extended notice.

Payments Upon Termination Without Cause or Resignation for Good Reason

If we terminate Mr. King’s, Mr. Lytle’s or Mr. Ziebell’s employment without cause or the executive terminates his employment for “good reason”, such executive is entitled to (i) continued base salary and group insurance benefits for a period of twelve (12) months, and (ii) the payment of any prorated target bonus. In addition, each of Mr. King, Mr. Lytle and Mr. Ziebell shall have a period of time equal to the lesser of two years following the date of such termination or until the original expiration date of the applicable option agreement to exercise any vested and outstanding stock options as of the date of such termination. If we terminate Dr. Fussey’s or Mr. Shan’s employment without cause or such executive terminates his or her employment for good reason, such executive shall be entitled to (i) continued base salary and group insurance benefits for a period of twelve (12) months, and (ii) the payment of any prorated target bonus. In addition, each of Dr. Fussey and Mr. Shan shall have a period of time equal to the lesser of twelve (12) months following the date of such termination or until the original expiration date of the applicable option agreement to exercise any vested and outstanding stock options as of the date of such termination. An executive’s receipt of the foregoing severance benefits shall be conditioned upon such executive’s execution of a general release of known and unknown claims in favor of the Company and its affiliates.

Each employment agreement defines “good reason” as (a) the Company relocates executive’s principal place of work to a location more than fifty (50) miles from the original location, without the executive’s prior written approval; (b) the executive’s position and/or duties are modified so that his or her duties are no longer consistent with the executive’s title; or (c) the executive’s annual base salary and related benefits, as adjusted from time to time, are reduced without his or her written authorization.

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The following table sets forth the potential payments to our Named Executive Officers assuming a termination without cause or resignation for good reason with estimated benefits calculated as if the termination occurred on or about April 30, 2016:

Named Executive Officer	Base Salary ($)(1)	Target Bonus ($)(2)	Group Benefits ($)(3)	Total ($)
Steven W. King	520,000	312,000	34,819	866,819
Paul J. Lytle	390,000	156,000	35,398	581,398
Shelley P.M. Fussey	321,000	112,350	13,988	447,338
Joseph S. Shan	300,000	105,000	35,280	440,280
Mark R. Ziebell	348,000	121,800	35,344	505,144

________________

(1)	Represents payment of base salary for a period of twelve (12) months.
(2)	The payment of a Target Bonus to the Named Executive Officers is at the sole discretion of the Company’s Board of Directors. Amount includes the maximum proposed Target Bonus as a percentage of base salary established for the fiscal year ended April 30, 2016 for each Named Executive Officer as follows: Mr. King – 60%; Mr. Lytle – 40%; Mr. Ziebell – 35%; Dr. Fussey – 35%; and Mr. Shan – 35%.
(3)	Represents estimated payment to reimburse executive’s monthly benefits premiums for continued group health, dental, and vision benefits in addition to premiums for disability and term life insurance during the severance period of twelve (12) months. Amounts were calculated based on current premiums paid for executive’s benefits.

Payments Upon a Termination in Connection with a Change-in-Control

In the event of a change-in-control of Peregrine, if a Named Executive Officer’s (i) employment is terminated other than for cause within three (3) months prior or thirty-six (36) months following a change-in-control (in the case of Mr. King) or twenty-four (24) months following a change-in-control (in the case of the other Named Executive Officers), or (ii) such executive terminates his employment for “good reason” within twelve (12) months following a change-in-control, the executive shall be paid a lump sum amount equal to (a) thirty-six (36) months’, in the case of Mr. King, and twenty-four (24) months’, in the case of the other Named Executive Officers, base salary then in effect, (b) one hundred percent (100%) of such executive’s target bonus, and (c) payment of group insurance benefits for thirty-six (36) months, in the case of Mr. King, and twenty-four (24) months, in the case of the other Named Executive Officers. In addition, each of the Named Executive Officers’ outstanding unvested stock options immediately shall become fully vested and each shall have a period of time equal to the lesser of two years following the date of such termination or until the original expiration date of the applicable option agreement to exercise any vested and outstanding stock options as of the date of such termination. An executive’s receipt of the foregoing severance benefits shall be conditioned upon such executive’s execution of a general release of known and unknown claims in favor of the Company and its affiliates.

The following table sets forth the potential payments to our Named Executive Officers assuming a termination without cause or resignation for good reason in connection with a change-in-control, with estimated benefits calculated assuming the change-in-control and termination of employment occurred on or about April 30, 2016:

Named Executive Officer	Base Salary($)(1)	Target Bonus ($)(2)	Stock Option Acceleration ($)(3)	Group Benefits ($)(4)	Total ($)
Steven W. King	1,560,000	312,000	–	104,458	1,976,458
Paul J. Lytle	780,000	156,000	–	70,796	1,006,796
Shelley P.M. Fussey	642,000	112,350	–	27,977	782,327
Joseph S. Shan	600,000	105,000	–	70,561	775,561
Mark R. Ziebell	696,000	121,800	–	70,688	888,488

______________

(1)	Represents payment of base salary for a period of thirty-six (36) months for Mr. King and twenty-four (24) months for Mr. Lytle, Dr. Fussey, Mr. Shan and Mr. Ziebell.
(2)	The payment of a Target Bonus to the Named Executive Officer is at the discretion of the Company’s Board of Directors. A Target Bonus is equal to a percentage of the Named Executive Officer’s annual base salary as follows: Mr. King – 60%; Mr. Lytle – 40%; Dr. Fussey – 35%; Mr. Shan – 35%; and Mr. Ziebell – 35%. The above assumes that the Board of Directors authorized the payment of the full Target Bonus to each executive for the fiscal year.
(3)	Amount calculated by multiplying the number of unvested shares subject to accelerated vesting under outstanding stock options by the difference between $0.3541 (the closing price per share of our common stock on the last trading day of fiscal year ended April 30, 2016) and the exercise price per share of the underlying stock option in connection with a change-in-control event. These amounts, if any, do not correspond to the actual value that may be recognized by each Named Executive Officer as there can be no assurance that the options will ever be exercised or that the value on exercise will be equal to the amounts shown in this column.
(4)	Represents estimated payment to reimburse executive’s monthly benefits premiums for continued group health, dental, and vision benefits in addition to premiums for disability and term life insurance during the severance period of thirty-six (36) months for Mr. King and twenty-four (24) months for Mr. Lytle, Dr. Fussey, Mr. Shan and Mr. Ziebell. Amounts were calculated based on current premiums paid for executive’s benefits.

37

Payments upon Death or Disability

In the event of the death or disability, as defined in the employment agreements, of a Named Executive Officer, the Company will not pay any further compensation or benefits after such event other than the payment by the Company of group insurance benefits previously provided to our Named Executive Officers for a period of twelve (12) months, in the case of Mr. King, Mr. Lytle and Mr. Ziebell, and nine (9) months, in the case of Dr. Fussey and Mr. Shan. Amounts were calculated based on current premiums paid for executive’s benefits as follows:

Named Executive Officer	Group Benefits ($)
Steven W. King	34,819
Paul J. Lytle	35,398
Shelley P.M. Fussey	10,491
Joseph S. Shan	26,460
Mark R. Ziebell	35,344

Payments upon Executive’s Voluntary Resignation with Extended Notice Period

In the event that a Named Executive Officer voluntarily resigns, and in connection therewith provides ninety (90) days’ advance written notice (the “Extended Notice Period”) to the Company, and provided the executive shall have been employed by the Company for a period of at least five (5) years (in the case of Dr. Fussey, Mr. Shan and Mr. Ziebell), the Company will pay the Named Executive Officer’s base salary then in effect and shall continue to provide other contractual benefits including group insurance benefits during the Extended Notice Period and for a period of nine (9) months in the case of Mr. King and six (6) months in the case of the other Named Executive Officers after the Extended Notice Period provided the executive makes themselves telephonically available to the Board of Directors and the Company’s executive team for up to two (2) hours per week.

Compensation Committee Interlocks and Insider Participation

The following non-employee directors currently serve on the Compensation Committee of the Board of Directors: Mr. Carlton M. Johnson, Jr., Mr. David H. Pohl and Mr. Eric S. Swartz. There are no interlocks of executive officers or directors of the Company serving on the compensation committee or equivalent committee of another entity, which has any director or executive officer serving on the Compensation Committee, other committees or the Board of Directors of the Company.

Certain Relationships and Related Transactions

Except for the compensation arrangements between us and our executive officers and directors described above under “Compensation Discussion and Analysis,” since May 1, 2015, we have not been a party to any transactions involving more than $120,000 and in which any director, nominee for director, executive officer, holder of more than 5% of our common stock or any immediate family member of the foregoing has a direct or indirect material interest, nor are any such transactions currently proposed.

The Audit Committee’s charter requires that it review and approve any related-party and conflicts of interest transactions. In considering related-party transactions, the Audit Committee would consider the relevant available facts and circumstances, including, but not limited to, (i) the risks, costs and benefits to us, (ii) the impact on a director’s independence in the event the related party is a director, immediate family member of a director or an entity with which a director is affiliated, (iii) the terms of the transaction, (iv) the availability of other sources for comparable services or products, and (v) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. In determining whether to approve, ratify or reject a related-party transaction, the Audit Committee evaluates whether, in light of known circumstances, the transaction is in, or is inconsistent with, our best interests and those of our stockholders.

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Compensation Committee Report

The Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee of our Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee of the Board of Directors

Eric S. Swartz (Chairman)

Carlton M. Johnson, Jr.

David H. Pohl

Equity Compensation Plan Information

We currently maintain six equity compensation plans: the 2002 Stock Incentive Plan (the “2002 Plan”), the 2003 Stock Incentive Plan (the “2003 Plan”), the 2005 Stock Incentive Plan (the “2005 Plan”), the 2009 Stock Incentive Plan (the “2009 Plan”), the 2010 Stock Incentive Plan (the “2010 Plan”) and the 2011 Stock Incentive Plan, as amended on October 15, 2015 (the “2011 Plan”), in addition to which we maintain our Employee Stock Purchase Plan. The 2003 Plan, 2005 Plan, 2009 Plan, 2010 Plan and 2011 Plan, as well as the Employee Stock Purchase Plan, were approved by our stockholders, while we did not submit the 2002 Plan for stockholder approval.

The 2002 Plan, which expired in June 2012, was a broad-based non-qualified stock option plan for the issuance of up to 600,000 options. The 2002 Plan provided for the granting of options to purchase shares of our common stock at prices not less than the fair market value of our common stock at the date of grant and generally expired ten years after the date of grant. No additional options can be granted under the expired 2002 Plan, however, the terms of the 2002 Plan remain in effect with respect to outstanding options granted under the 2002 Plan until they are exercised, canceled or expired.

The following table sets forth certain information as of April 30, 2016 concerning our common stock that may be issued upon the exercise of options or pursuant to purchases of stock under all of our equity compensation plans approved by stockholders and equity compensation plans not approved by stockholders in effect as of April 30, 2016:

Plan Category	(a) Number of Securities to be Issued Upon the Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($/share)	(c) Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders	23,520,815	1.48	15,809,904
Equity compensation plans not approved by stockholders	230,446 (1)	2.07	–
Employee Stock Purchase Plan approved by stockholders	–	–	1,408,659
Total	23,751,261 (2)	1.48 (3)	17,218,563

______________

(1)	Includes an aggregate of 35,908 options granted in a previous fiscal year to one of our Named Executive Officers.
(2)	Represents shares to be issued upon the exercise of outstanding options. There were no shares of common stock subject to restricted stock awards as of April 30, 2016.
(3)	Represents the weighted-average exercise price of outstanding options.

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Other Matters

Stockholder Proposals for 2017 Annual Meeting of Stockholders

Stockholder proposals may be included in our proxy materials for an Annual Meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2017 Annual Meeting of Stockholders, the proposal must be received at our principal executive offices at 14282 Franklin Avenue, Tustin, California 92780, addressed to the Secretary, not later than May 5, 2017, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act. However, if our 2017 Annual Meeting of Stockholders is not held between September 13, 2017 and November 12, 2017, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials.

Stockholder business that is not intended for inclusion in our proxy materials may be brought before the 2017 Annual Meeting so long as we receive notice of the proposal as specified by our Bylaws, addressed to the Secretary at our principal executive offices at 14282 Franklin Avenue, Tustin, California 92780, by not earlier than the close of business on June 15, 2017 and not later than the close of business on July 15, 2017. However, if the 2017 Annual Meeting of Stockholders is not held between September 13, 2017 and November 12, 2017, the notice must be delivered no earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the 2017 Annual Meeting of Stockholders or, if later, the 10th day following the day on which public disclosure of the date of the 2017 Annual Meeting of Stockholders is made. All such notices must be submitted in accordance with the specific procedural requirements in our Bylaws and must include certain information with regard to the person submitting the proposal. Failure to comply with our Bylaw procedures and deadlines may preclude presentation of the proposal at our 2017 Annual Meeting of Stockholders.

Other Matters

At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the Annual Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

Annual Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K, as filed with the SEC (exclusive of Exhibits), will be furnished by first class mail, within one business day of receipt of request, without charge to any person from whom the accompanying proxy is solicited upon written request to Peregrine Pharmaceuticals, Inc., Attention: Corporate Secretary, 14282 Franklin Avenue, Tustin, California 92780. If Exhibit copies are requested, a copying charge of $.20 per page will be made. In addition, all of the Company’s public filings, including the Annual Report on Form 10-K, can be found on our website at www.peregrineinc.com.

By Order of the Board of Directors

____________________________________
Mark R. Ziebell
Vice President, General Counsel and Corporate Secretary

August [_], 2016

40

Exhibit A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

PEREGRINE PHARMACEUTICALS, INC.,

A DELAWARE CORPORATION

PEREGRINE PHARMACEUTICALS, INC., a Delaware corporation organized and existing under and by virtue of the Delaware General Corporation Law (hereinafter referred to as the “Corporation”), hereby certifies as follows:

1. That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and directing said amendment to be submitted to the stockholders of the Corporation at a special meeting. The resolutions setting forth the proposed amendment is as follows:

“RESOLVED, that ARTICLE 4 of the Certificate of Incorporation be amended by adding the following paragraph at the end thereof:

“Effective as of the close of business on the filing date of this Certificate of Amendment with the Secretary of State of the State of Delaware (the “Effective Time”), every [insert number ranging up to seven] outstanding shares of Common Stock, par value $0.001, of the Corporation issued and outstanding or held in the treasury of the Corporation as of the close of business on ________ __, 20__ will automatically be combined, reclassified and changed into one (1) fully paid and non-assessable share of Common Stock, par value $0.001, without any further action by the holders of such shares; provided, however, that if such reclassification results in any stockholder being entitled to fractional shares that when aggregated equal less than a whole share of Common Stock such fractional shares shall be reclassified and converted from and after the Effective Time into one whole share of Common Stock in lieu of such fractional shares. No other exchange, reclassification or cancellation of issued shares shall be effected by this Amendment.”

2. That thereafter, pursuant to resolution of the Board of Directors, an Annual Meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the Delaware General Corporation Law, at which Annual Meeting the necessary number of shares as required by statute were voted in favor of the amendment.

3. That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by Steven W. King, its President & CEO, and attested to by Mark R. Ziebell, its Corporate Secretary, this [__] day of [________], [____].

PEREGRINE PHARMACEUTICALS, INC.,
a Delaware corporation

By:________________________________
Steven W. King, President & CEO

ATTEST:

__________________________________________

Mark R. Ziebell, Corporate Secretary

41

Exhibit B

AMENDMENT TO THE
PEREGRINE PHARMACEUTICALS, INC.
2010 EMPLOYEE STOCK PURCHASE PLAN

Peregrine Pharmaceuticals, Inc., a Delaware corporation (the “Company”), previously established the Peregrine Pharmaceuticals, Inc. 2010 Employee Stock Purchase Plan, as amended (the “Plan”). The Plan was approved by the Company’s stockholders at the Company’s 2010 Annual Meeting of Stockholders. By adoption of this instrument, the Company desires to amend the Plan to increase the total number of shares of common stock stock available for grant under the Plan by 10,000,000.

1.      This Amendment shall be effective as of the date on which it is approved by the Company’s stockholders at the Company’s 2016 Annual Meeting.

2.      Section 5.1 (Shares Subject to the Plan – Number of Shares) of the Plan is hereby amended and restated in its entirety to read as follows:

5.1 Number of Shares. Subject to adjustment provided in Article 11, the aggregate number of Shares reserved and available for delivery under this Plan shall be fifteen million (15,000,000). If any Option granted under this Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Option shall again be available for issuance under this Plan.

3.      This Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this Amendment.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of this _____ day of __________________, 2016.

The Company:

PEREGRINE PHARMACEUTICALS, INC.
a Delaware corporation

By:___________________________________

Name:

Title:

42

PEREGRINE PHARMACEUTICALS, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E13162-P82106          KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PEREGRINE PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Carlton M. Johnson, Jr.
02) Steven W. King
03) David H. Pohl
04) Eric S. Swartz

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

	For	Against	Abstain
2. Ratify the Audit Committee's selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2017.	☐	☐	☐
3. Approve an amendment to our restated Certificate of Incorporation, as amended, to effect a reverse stock split of shares of our common stock issued and outstanding.	☐	☐	☐
4. Approve an amendment to our 2010 Employee Stock Purchase Plan.	☐	☐	☐
5. Approve, on an advisory basis, the Company's executive compensation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Bring this admission ticket with you to the meeting on October 13, 2016. Do not mail.

This admission ticket admits you to the meeting. You will not be let into the meeting without an admission ticket or other proof of stock ownership as of August 19, 2016, the record date.

ADMISSION TICKET

PEREGRINE PHARMACEUTICALS, INC.
2016 Annual Meeting of Stockholders

October 13, 2016
10:00 a.m. Pacific Daylight Time
Avenue of the Arts Hotel
3350 Avenue of the Arts
Costa Mesa, California 92626

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to be Held on October 13, 2016:

The proxy statement and 2016 annual report to stockholders are available at www.proxyvote.com.

E13163-P82106

PEREGRINE PHARMACEUTICALS, INC.
This Proxy is Solicited on Behalf of the Board of Directors
For the 2016 Annual Meeting of Stockholders
To Be Held Thursday, October 13, 2016, at 10:00 a.m. PDT

The undersigned hereby appoints Steven W. King and Paul J. Lytle, or any one or all of them, with full power of substitution, attorneys and proxies to represent the undersigned at the annual meeting of stockholders of PEREGRINE PHARMACEUTICALS, INC. to be held on October 13, 2016 and at any adjournment or postponement thereof, with all the power which the undersigned would possess if personally present and to vote, as specified on the reverse side, all shares of Common Stock which the undersigned may be entitled to vote at said meeting.

IF NO OTHER INDICATION IS MADE ON THE REVERSE SIDE OF THIS FORM, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR LISTED IN ITEM 1, AND FOR ITEMS 2, 3, 4 AND 5 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PERSONS NAMED ABOVE IN ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THOSE INSTRUCTIONS.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

Address Changes/Comments:_________________________________ _________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side